                                                                   EXHIBIT 10.56

                             INDEX TO OFFICE LEASE
                         PLAZA 7000, LTD. (Lessor) and
                           DRKOOP.COM, INC. (Lessee)

SECTION       TITLE                                                                                      Lease Page
1.1     The Leased Premises..............................................................................        3
1.2     Use..............................................................................................        3
1.3     Usable Area......................................................................................        3
1.4     Rentable Area....................................................................................        3
2.1     Base Rent and Additional Rents...................................................................        4
3.1     Date and Place of Payment........................................................................        4
3.2     Late Payments....................................................................................        4
3.3     Security Deposit.................................................................................        4
4.1     Term, Possession, and Anniversary................................................................        5
4.2     Acknowledgement of Lease.........................................................................        5
4.3     Delivery of Possession...........................................................................        5
5.1     Tenant Finish-Out................................................................................        5
6.1     Quiet Possession.................................................................................        5
7.1     Utilities and Services by Lessor.................................................................        5
7.2     Utilities and Services by Lessee.................................................................        6
7.3     Interruption of Utilities or Services............................................................        6
7.4     Extra Electricity................................................................................        6
7.5     Extra Heating or Air Conditioning................................................................        7
8.1     Maintenance and Repairs by Lessor................................................................        7
8.2     Maintenance and Repairs by Lessee................................................................        7
8.3     Telecommunications...............................................................................        7
9.1     Access, Keys, Locks, and Security................................................................        8
9.2     Parking..........................................................................................        8
10.1    Occupancy, Nuisance, and Hazards.................................................................        9
11.1    Taxes............................................................................................        9
12.1    Insurance........................................................................................        9
12.2    Waiver of Subrogation............................................................................        9
12.3    Hold Harmless....................................................................................       10
13.1    Alterations by Lessee............................................................................       10
13.2    Americans With Disabilities Act..................................................................       10
14.1    Removal of Property by Lessee....................................................................       11
15.1    Subletting and Assignment........................................................................       11
16.1    Destruction by Fire or Other Casualty............................................................       12
17.1    Condemnation.....................................................................................       12
18.1    Default by Lessor................................................................................       12
19.1    Default by Lessee................................................................................       12
20.1    Lien for Rent....................................................................................       14
21.1    Attorney's Fees, Interest, and Other Expenses....................................................       14
22.1    Nonwaiver........................................................................................       14
23.1    Building Rules...................................................................................       14
24.1    Transfer of Ownership by Lessor..................................................................       14
25.1    Mortgages........................................................................................       14
26.1    Surrender of Premises............................................................................       15
27.1    Holding Over.....................................................................................       15
28.1    Signs and Building Name..........................................................................       15
28.2    Relocation of Lessee.............................................................................       15
29.1    Notices..........................................................................................       15

30.1    Estoppel Certificates............................................................................       16
31.1    Successors.......................................................................................       16
31.2    Leasing Agent Commissions........................................................................       16
32.1    Building Operating Expense.......................................................................       16
33.1    Representations and Warranties by Lessor.........................................................       16
34.1    Representations and Warranties by Lessee.........................................................       16
35.1    Place of Performance.............................................................................       16
36.1    Miscellaneous....................................................................................       17
37.1    Special Conditions...............................................................................       17
38.1    Exhibit List.....................................................................................       17
39.1    Lease Dates and Authority to Sign................................................................       17
EXHIBIT "A":          Floor Plan of Lessee's Office Space................................................       20
EXHIBIT "B":          Legal Description of Office Building...............................................       21
EXHIBIT "C":          Building Operating Expense Pass-Through Calculations...............................       22
EXHIBIT "D":          Acknowledgement of Lease...........................................................       24
EXHIBIT "E":          Work Letter........................................................................       26
EXHIBIT "F-1":        Office Building Parking Rules......................................................       30
EXHIBIT "F-2":        Office Building Rules..............................................................       31
EXHIBIT "G":          Estoppel Certificate...............................................................       34
EXHIBIT "H":          Office Lease Guaranty..............................................................       36
EXHIBIT "I":          Certificate of Corporate Resolution Authorizing Lease or Guaranty..................       37
EXHIBIT "J":          Special Conditions.................................................................       39
EXHIBIT "J-1":        Approved Plans and Specifications for Exterior Building Signage....................       42
EXHIBIT "J-2":        Schematic Drawing of Must-Take Expansion Space.....................................       43
EXHIBIT "K":          Hazardous Substances...............................................................       44
EXHIBIT "L":          Acknowledgment of Receipt of Agency Disclosure.....................................       45
EXHIBIT "M":          Renewal Option.....................................................................       47
EXHIBIT "N":          Right of First Offer...............................................................       49
EXHIBIT "O"           Satellite Dish/Antenna.............................................................       50

                                 OFFICE LEASE

                                  PLAZA 7000
                                  ----------


This is a Lease Agreement made and entered into between Lessor Name Specified in
                                                        ------------------------
Basic Lease Information #2, as "Lessor", and Lessee Name Specified in Basic
--------------------------                   ------------------------------
Lease Information #5, as "Lessee", whether one or more.
--------------------

1.1  The Leased Premises.

Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor the "Leased Premises" which consists of "Lessee's Office Space" and "Common Areas" as defined below.

(a) Lessee's Office Space. "Lessee's Office Space", to which Lessee shall have exclusive use rights, consists of suite(s) Specified in Basic Lease
                                                ------------------------
Information #3, representing the office space outlined and shaded on the floor
--------------
plan contained in Exhibit "A".  Such space is located in the building on a tract
                  -----------
of land, legally described by lot and block or metes and bounds in Exhibit "B".
                                                                   -----------
The street address of the building is Specified in Basic Lease Information #1.
                                      ---------------------------------------

(b) Common Areas. The "common area", to which Lessee shall have non-exclusive use rights, consists of (1) the interior common area located in the above described building, i.e., areas normally accessible to tenants such as the hallways, stairwells, elevators, lobby, restrooms, and snack bar areas, and (2) the exterior common area located outside the building on the above described land, i.e., loading areas, sidewalks, driveways, parking garage, parking areas, and other open areas (if any), subject to paragraph 9.2 on parking.

1.2  Use.

Lessee's Office Space may be used only for general office purposes and other uses incident thereto. In no event may the Lessee's office space, or any portion thereof, be used or leased for an "executive suites" or "serviced
                                          ------------------    ---------
business center" operation.  The name of Lessee's business is Specified in Basic
----------------                                              ------------------
Lease Information #5.
--------------------

1.3  Usable Area.

Lessee's approximate "usable area" is Specified in Basic Lease Information #4
                                      ---------------------------------------
and is subject to verification by Lessee's architect. It is the office space outlined and shaded in Exhibit "A". Such area is measured from the interior of
                       -----------
the exterior walls and the exterior glass lines of the building to the middle of the remaining perimeter walls of the office space, in accordance with applicable BOMA standards. Prior to taking occupancy of the Leased Premises Lessee shall have the right to have a registered architect verify the measurement of Lessee's Office Space and the rentable and useable square footage associated therewith. In the event that it is determined by such remeasurement that the Leased Premises is less than the area stated in Basic Lease Information #4, and the
                                         --------------------------
results of such remeasurement are agreed to by Lessor's architect [such agreement not to be unreasonably withheld and in any event to be based on the applicable BOMA standard (currently ANSI version Z65-1, 1996)], the rent payable hereunder shall be appropriately adjusted during the term and extended term hereof. Any such adjustment must be made and agreed to by Lessor and Lessee, if at all, prior to Lessee taking occupancy of the Leased Premises. Upon taking occupancy of the Leased Premises, Lessee shall be required to stipulate and agree to the rentable area of the Leased Premises by executing Exhibit "D"
                                                               -----------
attached hereto which will constitute the irrevocable waiver by Lessee of any challenge to the measured size of the Leased Premises.

1.4  Rentable Area.

Lessee's approximate "rentable area" is Specified in Basic Lease Information #4.
                                        ---------------------------------------
It consists of Lessee's "usable area" as defined above, plus Lessee's prorata share of the building common areas as set forth in Basic Lease Information #4.
                                                -----------------------------
Building common areas are defined as all corridors, restrooms, common vending machine areas, building equipment rooms, telephone closets, janitor closets, enclosed lobby, entrance areas, and other public areas in the building, excluding elevator shafts, stairwells, vertical chases, and enclosed parking areas.


2.1  Base Rent and Additional Rents.

Lessee shall pay to Lessor a "base rent" Specified in Basic Lease Information #7
                                         ---------------------------------------
per calendar year, which amounts to the sum(s) Specified in Basic Lease
                                               ------------------------
Information #7 per calendar month.  Such base rent is equivalent to the sums
--------------
Specified in Basic Lease Information #7 per square foot per year for Lessee's
---------------------------------------
rentable area.  The base rent is subject to adjustment as provided in paragraph
32.1. Additional rent (representing Lessee's prorata share of building operating expenses over the expense stop Specified in Basic Lease Information #8
                                         ---------------------------------------
shall be paid in accordance with paragraph 32.1. Building operating expenses up to such expense stop amount shall be paid by Lessor.


3.1  Date and Place of Payment.

The monthly rent and one-twelfth of Lessee's share of estimated building operating expenses under paragraph 32.1 shall be due on the first day of each calendar month without demand. Partial months shall be prorated. All rent and other sums are due in the county where the building is located at the address designated by Lessor from time to time. All sums due by Lessee are without right of setoff or deduction. Monies mailed are considered timely paid only if received by Lessor by the due date; however rents postmarked one or more days before due date and received after the due date shall be considered as timely received by Lessor. Rent and late payment charges shall be paid without notice or demand. All other sums shall be due upon delivery of written notice in accordance with paragraph 29.1.

3.2  Late Payments.

If any rent payment or other sum due by Lessee to Lessor is received and accepted by Lessor later than five (5) days after its due date, Lessee shall pay a late charge of 5% of such rent payment or other sum. Late charges shall be considered liquidated damages for Lessor's time, inconvenience and overhead (except for attorneys fees and litigation costs) in collecting late rent. Lessor's acceptance of late rent or other sum shall not constitute permission for Lessee to pay the rent or other sum late thereafter and shall not constitute a waiver of Lessor's remedies for subsequent late payments. Late payment charges are due immediately upon notice or demand. All payments shall be by check or money order on a local bank, not cash. For each returned check, Lessee shall pay all applicable bank charges incurred by Lessor plus $50.00. Payments of any kind received by Lessor on behalf of Lessee may be applied at Lessor's option to nonrent items that Lessee is then obligated to pay hereunder, then to rent. Payment of rent by Lessee shall be an independent covenant. If Lessee has not timely paid rentals and other sums due on two or more occasions, or if a check from Lessee is returned for insufficient funds or no account, Lessor may for the next 12 months require that all rent and other sums due be paid by cashier's check, certified check, or money order, without prior notice.

3.3  Security Deposit.

At the time of execution of this lease, Lessee shall deposit with Lessor cash in the sum Specified in Basic Lease Information #10 to secure performance of
        ----------------------------------------
Lessee's obligations under this lease. Lessor shall have a lien on the security deposit for that purpose. If Lessee fails to pay rent or other sums when due under this lease, Lessor may apply any cash security deposit toward amounts due and unpaid by Lessee. In lieu of a cash security deposit, Lessee may furnish Lessor at time of execution of this lease an irrevocable letter of credit in the sum Specified in Basic Lease Information #10-c on a financial institution in
    ------------------------------------------
Austin, Texas. The issuing bank must be reasonably acceptable to Lessor and the letter of credit must be negotiable in Austin, Texas. The Letter of Credit shall name Lessor as the Beneficiary thereof. The Letter of Credit shall provide that Lessor may draw all or a portion of the entire face amount of the Letter of Credit upon the presentation of the original of the Letter of Credit together with a sworn affidavit by Lessor (or an officer of Lessor) stating that Lessee has failed to pay base rent, additional rent or other sums due hereunder when due and as a result thereof is in default hereunder and that all cure periods relating to such default have expired. Notwithstanding the foregoing, Lessor shall only be entitled to draw against the Letter of Credit the amount required to pay all rent or other sums which is/are then due and owing at the time of such draw unless within twelve (12) months after any such draw another event of default occurs pursuant to which Lessor is entitled to draw against the Letter of Credit, in which case Lessor may draw the entire amount of the Letter of Credit. Further, Landlord shall not be entitled to draw against the Letter of Credit unless the amount of the default is at least $3,000.00. The Letter of Credit shall also provide that it may be drawn in full by Lessor in the same manner if at any time prior to the expiration of this Lease the Letter of Credit is within thirty (30) days of expiring and a replacement or extension thereof has not been furnished to Lessor. The Letter of Credit, including, without limitation, the form thereof, and all extensions and renewals thereof, shall otherwise be reasonably acceptable to Lessor in all respects. This Section
3.3 is subject in all respects to the special conditions set forth in paragraph 10 of Exhibit "J" attached hereto.
      -----------

If Lessee furnishes a letter of credit in lieu of a cash security deposit, Lessee covenants to continuously keep the Letter of Credit in full force and effect and failure to do so shall constitute an Event of Default hereunder. The Letter of Credit shall be assignable and transferrable to Lessor's mortgage lender and to a purchaser of the Property. In the event Lessor ever draws on the Letter of Credit, Lessor may thereafter retain all proceeds thereof in the form of cash in the same manner as if such funds had been originally deposited with Lessor as a cash security deposit; provided, however, that Lessor will accept a replacement Letter of Credit and will refund to Lessee all unapplied portions of the proceeds of the negotiated Letter of Credit after a period of six (6) months elapses during which Lessee is not late in the payment of rent or other charges due hereunder and during which Lessee is not otherwise in default. Lessee shall immediately restore the security deposit to the amount then required to be maintained under the Lease after any portion of it is applied to amounts due and unpaid by Lessee.

4.1  Term, Possession, and Anniversary.

The initial lease term shall be for eighty-five (85) calendar months from the "Commencement Date", plus the remainder of the last month. The "Commencement Date" of this lease shall be the earlier of (a) the date Lessee opens for business in Lessee's Office Space, or (b) five (5) days after Lessor delivers possession of Lessee's Office Space to Lessee and the Interior Improvements are substantially complete.

4.2  Acknowledgement of Lease.

Upon commencement of this lease, Lessor and Lessee shall execute a recordable acknowledgment of this lease which is attached as Exhibit "D" and which will
                                                  -----------
confirm the Commencement Date, ending date, annual anniversary date of the lease, and rentable square footage in Lessee's Office Space.

4.3  Delivery of Possession.

Lessor shall deliver keys and/or access cards or codes and possession of Lessee's Office Space to Lessee on the lease Commencement Date stated in paragraph 4.1 unless otherwise agreed in writing by the parties. Lessee shall not be liable for rent until Lessor delivers possession of the Leased Premises to Lessee. If there is a delay in delivery of possession, rent shall be abated until Lessee's Office Space is ready for occupancy; and neither Lessor nor Lessor's agents shall otherwise be liable for any damages; and the lease shall not terminate. Construction of Interior Improvements (as such term is defined in Exhibit "E" attached hereto) shall, comply with the approved Interior
   -----------
Improvements Plans; provided, however, that Lessor's approval of the Interior Improvement Plans (as such term is defined on Exhibit "E" attached hereto) shall
                                              -----------
create or impose no liability or responsibility on Lessor for their completeness, design sufficiency or compliance with all applicable laws, rules and regulations of governmental agencies or authorities.

5.1  Tenant Finish-Out.

     (Check one):
     ________  (a) Lessor shall provide no tenant finish-out or improvements since Lessee has taken Lessee's Office Space "as is".
         X     (b)  Lessor shall perform any special construction described in
     --------
               Exhibit "E". Costs of tenant finish-out or special construction shall be paid for pursuant to such exhibit.

6.1  Quiet Possession.

If Lessee is current and in compliance with all of Lessee's obligations under this lease, Lessee shall be entitled to peaceful and quiet possession and enjoyment of Lessee's Office Space, subject to the terms and conditions of this lease. Lessee shall have access to the building parking garage, if applicable and common parking areas at all times, subject to parking fees and the rules referred to in paragraphs 9.2 and 23.1. Lessor shall make diligent efforts to have all other tenants in the building comply with building rules. Otherwise, failure of other tenants to comply with such rules shall not be considered a default by Lessor. Construction noise or vibrations shall not be considered a default by Lessor provided, however, that Lessor shall make commercially reasonable efforts to minimize construction noise and construction vibrations during standard business hours.

7.1  Utilities and Services by Lessor.

Except where otherwise stated in this lease, Lessor shall pay for and furnish in a timely and diligent manner to Lessee the following utilities (subject to Lessee being required to pay for same directly to the utility provider) and services and no others, subject to paragraph 32.1 regarding Lessee's payment of Lessee's prorata share of building operating expenses.

(a) air conditioning and heating as reasonably required for comfortable use and occupancy under normal office conditions from 7:00 a.m. to 7:00 p.m. on Monday through Friday, and from 8:00 a.m. to 1:00 p.m. on Saturday, but not on

     Sunday, New Year's Day, Memorial Day, July 4th, Labor Day, Thanksgiving or Christmas so long as these times and dates comply with present and future governmental laws, rules and regulations to which that Lessor is required to adhere, including utilities such as electricity, gas, and water necessary for operation of same;
(b)  water and wastewater services for common areas;
(c) janitorial and cleaning services for the building five days a week consistent with the maintenance of a "Class A" office building in the Austin, Texas area;
(d)  electricity for standard office equipment and lighting;
(e)  trash collection services (dumpster or garbage cans);
(f)  pest control services as needed in the reasonable judgment of Lessor;
(g)  landscaping and parking lot maintenance services;
(h)  repair and maintenance services pursuant to paragraph 8.1;
(i) replacement of fluorescent light bulbs and ballasts in building standard lighting fixtures and, upon the request of Lessee from time to time, replacement of Lessee supplied light bulbs in nonstandard light fixtures (but not moveable lamps); and
(j)  elevator service, if there is an elevator in the building.

Lessor is not responsible for the safety or security of Lessee or any of Lessee's employees or invitees, nor is Lessor responsible for providing any security personnel or patrols to protect the person or property of Lessee or any of Lessee's employees or invitees. Should Lessor engage any security personnel or patrols at any time during the term of this Lease, such personnel and patrols shall be for the protection of Lessor's property only.

7.2  Utilities and Services by Lessee.

Subject to Section 7.4, if applicable, Lessee shall pay for all utilities and services not expressly furnished by Lessor under paragraph 7.1. Lessee shall pay for all electricity consumed through any individual electrical meter(s) or submeter(s) serving Lessee's Office Space. Costs of such utilities are not considered building operating expenses to be allocated among all tenants under paragraph 32.1. Service through individual electrical meters which exclusively serve Lessee's Office Space shall be in the name of Lessee. Lessor reserves the right to submeter electricity and/or water. Any electricity or water submetering shall be billed to and paid by Lessee at Lessor's average cost per KWH or gallon, and no more. If the water bill from the utility company includes wastewater charges, Lessee's liability for water submetering shall include corresponding wastewater costs (if any).

7.3  Interruption of Utilities or Services.

Except as otherwise provided in this Section 7.3, temporary interruption or malfunction of utilities, services, and/or telephones shall not render Lessor liable for damages, rent abatements, or release of any Lessee obligation.
Lessor shall use diligent efforts to have such utilities and services restored as soon as reasonably possible. Anything in the Lease to the contrary notwithstanding, if at any time the Leased Premises shall be untenantable or Lessee is unable to conduct its full and ordinary operations at the Leased Premises for a period of five (5) or more consecutive days because of any interruption or malfunction of utilities, services, and/or telephones (which interruptions are not specific to Lessee's telephone system), rent shall be abated commencing on the sixth (6th) day of such interruption or malfunction until full restoration of utilities, services and/or telephones, as the case may be. In the event any such interruption or malfunction shall continue for a period of thirty (30) or more consecutive days or forty-five (45) or more days in any calendar year, Lessee shall have the right to terminate this Lease within ten (10) days after the expiration of such thirty or forty-five day period, as applicable, but not thereafter, upon written notice to Lessor.

7.4  Extra Electricity.

There shall be no extra electricity charges for typewriters, facsimile machines, word processors, personal computers, computer servers, dictating equipment, adding machines, desk top calculators, lamps, or other standard 110 volt office equipment, and 220 volt copiers. However, Lessee shall pay Lessor monthly, as billed, for charges which are separately metered or which Lessor may reasonably compute for electricity utilized by Lessee for the following purposes: x-ray machines, hotplates, electric heaters, 220 volt equipment other than 220 volt copiers, computers (other than desktop, personal or word processor computers and computer servers), or other electrical service not standard for the building.

7.5  Extra Heating or Air Conditioning.

If Lessee requests air conditioning or heating after the hours as set forth in paragraph 7.1(a), Lessor may charge Lessee the extra hourly fee specified in
                                                                ------------
Basic Lease Information #12c for after-hour air conditioning or heating.
----------------------------

8.1  Maintenance and Repairs by Lessor.

Lessor shall operate and maintain the building in which the Leased Premises are located and all facilities relating thereto in a "Class A" manner consistent with the appearance and operation and maintenance standards of other Class "A" suburban office buildings in the Austin, Texas area. Lessor shall repair and/or replace, as needed, the following items as a building expense under paragraph 32.1, so long as they are building standard items: light bulbs, ballasts, and fixtures; plumbing; hardware; appliances; doors; and wall and window coverings. Lessor shall use diligence to provide for the reasonable cleaning, maintenance, and repair of common areas, reconnection of interrupted utilities or services, subject to any reimbursement obligations of Lessee under paragraph 8.2. Lessor shall also maintain and keep in good repair the roof, outside walls, foundation, exterior window and exterior door frames and structural portions of the building and all electrical, mechanical and HVAC systems servicing the common areas and the Leased Premises. Lessor shall also maintain the exterior areas of the building, including the landscaping, walkways and parking areas in a neat and clean condition. Lessor may rekey at any time. Lessor may temporarily close any part of the common facilities if reasonably necessary for repairs or construction provided that Lessee at all times has continuous and uninterrupted use of the Leased Premises. Repairs and maintenance shall be in accordance with applicable governmental requirements and shall be completed in a good and workmanlike fashion.

8.2  Maintenance and Repairs by Lessee.

Lessee shall promptly reimburse Lessor for the cost of repairing or replacing non-building standard items inside Lessee's office space and the cost of repairing or replacing damage which is caused inside Lessee's office space by Lessee, Lessee's agents, employees, family, or licensees, invitees, visitors, or customers or outside Lessee's office space by Lessee or Lessee's employee's, agents, or contractors; provided however, that before any such repairs or replacements are made by Lessor, Lessor shall first give Lessee written notice of the necessity for any such repairs or replacements and allow Lessee thirty
(30) days from such notice for the Lessee to make such repairs and replacements. Lessor shall have the right of approval of all repairmen or maintenance personnel, which approval shall not be unreasonable withheld. Lessee shall not damage or allow other persons listed above to damage any portion of the Leased Premises. Lessee shall pay for replacement of all non-building standard light bulbs and for unstopping any drains or water closets in Lessee's office. If Lessee or Lessee's workmen or contractors are permitted to repair, alter, or modify Lessee's office space, Lessee shall warrant that no mechanic or materialman's lien shall be filed against the Leased Premises and that all such contractors shall provide evidence of liability insurance as required by Lessor. All such work shall be in accordance with applicable governmental requirements. In the event a mechanics or materialman's lien is filed, Lessee agrees to obtain a release of such lien within ten (10) days after Lessee receives notice of the filing of the same or to provide a bond within such ten (10) day period indemnifying Lessor and the building against such lien in accordance with the applicable provisions of Chapter 53 of Subchapter H, Texas Property Code. Lessee's failure to remove any such mechanics or materialman's liens within such ten (10) day period will constitute an event of default hereunder notwithstanding any provisions for notice or opportunity to cure contained in this lease to the contrary.

8.3  Telecommunications.

All telecommunications equipment necessary to serve Lessee shall be located in Lessee's office space and paid for by Lessee, or, at Lessor's option and at Lessee's expense, in a lockable enclosure in a common area location designated by Lessor. Lessee may not require Lessor to install or allow others to install telecommunication lines or equipment elsewhere in the building. Lessee expressly waives any rights to require same under any circumstances. Lessee shall have access at all times to Lessee's telecommunications equipment that is located outside the Lessee's office space.

9.1  Access, Keys, Locks, and Security.

(a) Access. Lessee shall have access to Lessee's office space at all times. Lessor shall have access to Lessee's office space at reasonable times for reasonable business purposes upon prior notice to Lessee except notice shall not be necessary in the event of an emergency threatening life or property or the lawful exercise of Lessor's remedies in case of default by Lessee. Lessor may show Lessee's office space ninety (90) days before the lease expiration date or the date Lessee gives notice to vacate, whichever is earlier

(b) Keys. Lessor shall furnish Lessee up to two hundred (200) keys or access codes or cards for Lessee's office space, up to two hundred (200) keys or access codes or cards for the main exterior entry doors of the building if such door is locked after hours, and two (2) keys or access codes or cards to Lessee's mailbox in the building. At Lessee's request additional or replacement keys or access codes or cards shall be furnished for a $10.00 refundable deposit. Lessor shall not be liable for risk of loss resulting from Lessee's keys, access codes, or cards being stolen, lost or used by unauthorized persons. Lessor reserves the right to rekey or change locks for security reasons if new keys are timely furnished to Lessee.

(c) Locks. Lessee may not add locks, change locks, or rekey locks without written permission of Lessor. Locks may be changed at Lessee's request and expense. If locks to the office space are changed, Lessor may specify kind and brand of locks, placement, installation, master key compatibility, etc. If Lessee or any of Lessee's employees lock themselves out of Lessee's suite, said person must call a fellow-employee to gain access. Neither Lessor nor the management company personnel are authorized to unlock a door after hours except for emergency or cleaning purposes.

(d) Security. Lessor shall have no duty to provide any security services of any kind unless expressly provided in this lease. Lessor shall not be liable to Lessee or Lessee's employees, family, customers, invitees, contractors, or agents for injury, damage, or loss to person or property caused by criminal conduct of other persons, including theft, burglary, assault, vandalism or other crimes other than injury, damage or loss caused by Landlord's gross negligence, willfull actions or breach of this Lease. Lessee shall lock its office space doors when the last person leaves such office space for the day.

     Any security services which are provided by Lessor shall be for the protection of Lessor's property only.

9.2  Parking.

(a) All parking for the building is contained in the surface parking lot and the parking structure adjacent to the building. Lessee, Lessee's employees, visitors, invitees, and customers shall only be entitled to use the number of parking spaces at any time as are allocated to the Leased Premises as designated in Basic Lease Information #9. All parking is unreserved unless otherwise
   --------------------------
designated. If applicable, Lessee and Lessee's employees and customers shall have exclusive right to park in any reserved parking spaces leased to Lessee pursuant to a separate written agreement. Otherwise, none of Lessee, Lessee's employees, visitors or customers may park in reserved parking spaces. Any reserved parking spaces leased to Lessee shall be governed the terms and conditions of such separate, signed written agreement.

(b) Lessor shall have sole control over the parking of all vehicles (including but not limited to cars, trucks, recreational vehicles, trailers, bicycles and motorcycles) and shall designate parking areas and building service areas. Parking rules are contained in the attached Exhibit "F-1". If vehicles are
                                            -------------
parked in violation of Lessor's parking rules or in violation of state statutes, Lessor may exercise vehicle removal remedies under Article 6701g-2 of the Texas Civil Statutes upon compliance with statutory notice.

(c) Lessee hereby acknowledges that Lessee is allocated only the amount of parking set forth in Basic Lease Information #9 attached to this Lease. The
                     --------------------------
foregoing shall not be construed to prohibit Lessee from occupying Lessee's office space at a density of more than one person per 250 rentable square feet, however, Lessee shall at all times be and remain responsible for compliance with all laws, codes, statutes, rules and regulations of all governmental authorities with jurisdiction over the Leased Premises relating to maximum density of occupancy of the Leased Premises and Lessee shall not be entitled to exceed its hereinabove parking ratio. In the event the use of the parking facilities by Lessee or Lessee's employees at any time exceeds the allocation set forth in Basic Lease Information #9, Lessor shall have the right to require Lessee to
--------------------------
make alternate provisions off-site, at Lessee's sole cost and expense, for all of such excess parking.

10.1 Occupancy, Nuisance, and Hazards.

Lessee's office space shall be occupied only by Lessee or Lessee's employees and shall not be left entirely vacant or used exclusively for storage. Lessee and Lessee's agents, employees, family, licensees, invitees, visitors, and contractors shall comply with all federal, state, and local laws relating to occupancy or to criminal conduct while such persons are on the Leased Premises. Lessee and the persons listed above shall not (1) use, occupy, or permit the use or occupancy of the Leased Premises or any purpose which is directly or indirectly forbidden by such laws or which may be dangerous to life or property,
(2) permit any public or private nuisance, (3) disturb the quiet enjoyment of other tenants, (4) do anything which might emit offensive odors or fumes, (5) make undue noise or vibrations, (6) permit anything which would cancel insurance coverage or increase the insurance rate on the building or contents, or (7) otherwise damage the Leased Premises.

11.1 Taxes.

Lessor shall be responsible for payment of all taxes and assessments against the building subject to Lessee's obligation to pay Lessor for Lessee's share thereof, on a prorata square foot basis, as additional rent pursuant to paragraph 32.1. Lessee shall timely pay all taxes assessed against Lessee's furniture, equipment, fixtures, or other personal property in Lessee's office space.

12.1 Insurance.

Lessor and Lessee shall comply with the respective insurance obligations as set forth below:

(a) Lessor. Lessor shall maintain (1) fire and extended coverage insurance, including vandalism and malicious mischief, on the office building, and (2) comprehensive general liability insurance. The amounts shall be as required by Lessor's mortgagee or as Lessor may deem reasonably appropriate, whichever is greater. Lessor shall have no responsibility to maintain fire and extended coverage insurance on Lessee's contents. The portion of Lessor's insurance premiums reasonably due to Lessee's acts or omissions or Lessee's special use, improvements, or tenant finish-out (over and above Lessee's normal use as contemplated in paragraph 1.1(a)) shall be paid for by Lessee.

(b) Lessee. Lessee shall provide Lessee's own public liability insurance for its operations on the Leased Premises in an amount equal to the minimum "primary coverage" amount required by Lessor's insurance carrier as a condition for purchasing umbrella liability insurance by Lessor. In no event shall such coverage be less than $1,000,000. Upon written notice by Lessor to Lessee, such dollar amount of Lessee's liability policy shall be increased by the amount of any increase required by Lessee's carrier for "primary coverage" under an umbrella liability policy. Lessee is encouraged to maintain fire and extended coverage insurance (including theft, vandalism and malicious mischief) on the contents in Lessee's office space, including fixtures, furniture, equipment, supplies, inventory, and other personal property. Such property is not covered by Lessor's insurance.

(c) Insurance certificates. Lessee shall provide Lessor with a certificate of Lessee's insurance or a copy thereof as required above within 7 days after Lessee initially occupies Lessee's office space or any portion thereof. Lessor and Lessor's managing agent (if any) shall be named as additional insureds on Lessee's liability insurance policy. Upon written request by Lessor, changes in the name of Lessor or Lessor's managing agent shall be reflected on such certificate.

(d) Notice from Lessee's Insurance Carrier. All policies of insurance to be provided by Lessee shall contain a provision (to the extent legally permitted) that the insurance company shall give Lessor at least 10 days' written notice to Lessor, in advance of (1) any cancellation or non-renewal of the policy, (2) any reduction in the policy amount, and (3) any deletion of additional insureds.

12.2 Waiver of Subrogation.

(a) If waiver of subrogation is not contained in the form language of the insurance policy, Lessor and Lessee may require that the other party's fire, casualty, or liability insurance policy contain a waiver of subrogation clause. For purposes of waiver of subrogation, Lessor and Lessee release each other and their respective officers, directors, employees, and agents from any claims based on negligence or otherwise, for loss, damage, or injury which occur hereafter and are insured against under insurance policies carried by Lessor and/or Lessee. The foregoing shall not apply to losses, damages, or injuries that are in excess of policy limits or that are not covered due to a deductible clause in the policy or due to the fact that the insurer has not agreed to waive its right of subrogation.

(b) Upon written request, Lessor and Lessee shall furnish to each other copies of the policies of insurance referred to in this lease, including any waivers of subrogation, or satisfactory evidence of same.

12.3 Hold Harmless.

TO THE EXTENT THAT IT IS NOT COVERED BY LESSOR OR LESSOR'S INSURANCE, LESSEE SHALL INDEMNIFY LESSOR FOR AND SHALL HOLD LESSOR HARMLESS FROM, ALL FINES, CLAIMS, LIABILITIES AND SUITS (INCLUDING COSTS AND EXPENSES OF DEFENDING AGAINST
SAME) RESULTING FROM ANY BREACH OR NONPERFORMANCE OF THE LEASE BY LESSEE OR LESSEE'S AGENTS, EMPLOYEES, FAMILY, LICENSEES, OR INVITEES. TO THE EXTENT THAT IT IS NOT COVERED BY LESSEE'S INSURANCE, LESSOR SHALL INDEMNIFY LESSEE FOR AND SHALL HOLD LESSEE HARMLESS FROM ALL FINES, CLAIMS, LIABILITIES AND SUITS

(INCLUDING COSTS AND EXPENSES OF DEFENDING AGAINST SAME) RESULTING FROM ANY BREACH OR NONPERFORMANCE OF THE LEASE BY LESSOR OR LESSOR'S AGENTS, EMPLOYEES, FAMILY, LICENSEES, OR INVITEES. TO THE EXTENT THAT IT IS NOT COVERED BY LESSOR OR LESSOR'S INSURANCE, LESSOR AND LESSEE SHALL NOT BE LIABLE TO THE OTHER OR THE OTHER'S AGENTS, EMPLOYEES, OR FAMILY FOR ANY DAMAGE TO PERSONAL PROPERTY RESULTING FROM ANY ACT, OMISSION, OR NEGLIGENCE OF ANY OTHER TENANT, VISITOR OR OCCUPANT OF THE OFFICE BUILDING.

13.1 Alterations by Lessee.

Lessee may not make any alterations, improvements, doorlock changes, or other modifications of any kind to the Leased Premises without Lessor's written consent, which consent will not be unreasonably withheld so long as alterations, improvements, changes or modifications are (i) cosmetic, and not structural, and
(ii) not visible from outside the Leased Premises. Consent for governmentally required changes may not be unreasonably withheld. "Alterations" include but are not limited to improvements glued, screwed, nailed, or otherwise permanently attached to the building, structural changes, roof and wall penetrations, and all plumbing, electrical, and HVAC changes, but shall not include and Lessor's consent shall not be required for the installation of Lessee's trade fixtures or for normal interior decorative items at the Leased Premises (attachment of pictures, picture frames and wall hangings to walls, etc.). Requests for Lessor's approval shall be in writing and shall be detailed to Lessor's reasonable satisfaction. The foregoing shall be done only by Lessor's contractors or employees or by third parties approved by Lessor in writing. Lessor shall charge a supervision/construction management fee equal to five percent (5%)of the total cost of any such alterations, improvements, changes or modifications which will be payable by Lessee prior to the commencement of the work. Lessee shall pay in advance for any requested alterations, improvements, lock changes, or other modifications which are approved and performed by Lessor. If same are performed by Lessee with Lessor's permission, Lessee shall not allow any liens to be placed against the buildings as a result of such additions or alterations. If any such alterations, improvements, changes or modifications are performed by Lessee or by Lessee's contractors and any mechanic's or materialman's liens are filed against the Property in connection therewith, Lessee agrees to obtain a release of such lien within ten (10) days after Lessee receives notice of the filing of the same or to provide a bond within such ten
(10) day period indemnifying Lessor and the building against such lien in accordance with the applicable provisions of Chapter 53, Subchapter H, Texas Property Code. Lessee's failure to remove any such mechanic's or materialman's liens within such ten (10) day period will constitute an event of default hereunder, notwithstanding any provisions for notice or opportunity to cure contained elsewhere in this Lease to the contrary. Alterations, improvements, and modifications done at Lessee's request shall comply with all applicable laws. Changes in Lessee's alterations or improvements in Lessee's space which may be later required by governmental action shall also be paid for by Lessee.

13.2 Americans With Disabilities Act.

Lessor shall at all times be responsible for any requirements under the Americans with Disabilities Act or similar state or local laws as relate to any common area restrooms, entrance and exit doorways and elevators and to structural building items that Lessor is required to maintain under the terms of this lease and as to the restroom facilities installed by Landlord in the Leased Premises. Lessor agrees to indemnify Lessee for any liability Lessee shall incur as a result of Lessor's failure to comply with the provisions of this paragraph. Lessee agrees to cooperate fully with Lessor to enable Lessor to timely comply with the provisions of this paragraph and to immediately forward to Lessor any notice Lessee receives regarding complaints, injuries, or claims by anyone claiming that those items which are the responsibility of Lessor do not comply with the provisions of the Americans with Disabilities Act. Lessee shall be responsible for any requirements under such architectural barrier laws as they relate to the design and use of Lessee's office space (other than the restroom facilities installed by the Landlord in the Leased Premises), including, but not limited to, the positioning of Lessee's furnishings within the office space. Lessee agrees to indemnify Lessor for any liability Lessor shall incur as a result of Lessee's failure to comply with the provisions of this paragraph.

14.1 Removal of Property by Lessee.

Lessee shall remove its trade fixtures, furniture equipment, and all other personal property of Lessee (including kitchen appliances) prior to the end of the lease term. Lessee shall pay all costs of removal. Lessee shall have no rights to property remaining on the Leased Premises after the expiration or termination of this lease or Lessee's right of possession of the Leased Premises hereunder, howsoever the same may be brought about. Lessee may not remove any alterations as defined in paragraph 13.1 or improvements such as wall-to-wall carpeting, built-in book shelves, window coverings, drapes, cabinets, paneling, counters, kitchen or breakroom built-ins, shelving, wall covering, and anything else attached to the floor, walls, or ceilings (other than Lessee's furniture, removable trade fixtures, and equipment). If Lessor requests in writing, Lessee shall, immediately prior to moving out, remove any alterations, fixtures, equipment, and other property installed by Lessee. Lessee shall pay for cleaning or repairing damage caused by Lessee's removal of any property.

15.1 Subletting and Assignment.

Lessee may not sublet, assign, pledge, or mortgage this lease and may not grant licenses, commissions, or other rights of occupancy to all or any portion thereof or any part of the Leased Premises without Lessor's prior written approval which shall not be unreasonably withheld. Lessor agrees to approve or reject any Lessee request to sublet, assign, pledge or mortgage this Lease within fifteen (15) days of Lessee's written request therefor, and in the event Lessor does not approve or reject such request in accordance with this paragraph on or before the end of such 15 day period, Lessor shall be deemed to have consented to such subletting, assignment, pledge or mortgage. A potential Sublessee's or Assignee's financial strength, reputation, personnel, and length of sublease or assignment shall be important factors in Lessor's approval. The foregoing shall not be construed to prohibit or to require Lessor's consent to
(A) a sale of Lessee's stock in a public offering, or (B) a merger of Lessee with another entity so long as the surviving entity has a net worth immediately after such merger at least equal to the greater of (i) Lessee's net worth as of the Commencement Date, and (ii) Lessee's net worth immediately prior to such merger. If Lessor gives its approval to any sublease or assignment, Lessor shall be entitled to (1) 50% of any excess between Lessee's rental per square foot under the lease and the rental per square foot under the sublease or assignment, and (2) 50% of the Net Consideration (as hereinafter defined) received by Lessee in respect of such sublease or assignment or otherwise from such sublessee or assignee. For purposes hereof, "Net Consideration" means all sums paid by the sublessee or assignee in consideration of such assignment minus all customary and reasonable closing expenses (including, without limitation, customary and reasonable legal and brokerage expenses) incurred in connection with such sublease or assignment. "Net Consideration" shall include any sums paid for the purchase or rental of any of Lessee's property, less, in the case of a sale thereof, the then net fair market value thereof. The foregoing is in consideration of additional management performed or to be performed by Lessor under such sublease or assignment.

In addition to the foregoing, Lessor may charge Lessee for Lessee's reasonable attorney's fees incurred in connection with the review, drafting, negotiating, consultation and approval of any sublease, assignment, pledge or mortgage of the Lease. Violation of this lease by sublessees or assignees shall be deemed a violation by Lessee. Approval by Lessor of any sublease or assignment shall not release Lessee from any obligation under this lease and shall not constitute approval for subsequent subletting or assignment. Sublessees or assignees shall be liable for all of Lessee's obligations under this lease unless otherwise specified in writing. Upon default by Lessee, any Sublessee shall pay all sublease rentals and other sums due Lessor, direct to Lessor, to be credited against sums owed to Lessor by Lessee under this lease. Unless otherwise agreed in writing, no sublease or assignment shall be valid unless (1) a copy of this lease is attached thereto, (2) the sublessee or assignee agrees in writing to be liable for all of Lessee's obligations under this lease, and (3) Lessor's written approval is attached to the sublease or assignment.

16.1 Destruction by Fire or Other Casualty.

(a) Total destruction, rent abatement, and restoration. If Lessee's office space is totally damaged by fire or other casualty so that it cannot reasonably be used by Lessee and if this lease is not terminated as provided in subparagraph (d) below, there shall be a total abatement of Lessee's rent and Lessee's obligation to pay office building operating expenses until Lessee's office space is restored by Lessor and Lessee.

(b) Partial destruction, rent abatement, and restoration. If Lessee's office space is partially destroyed or damaged by fire or other hazard so that it can be only partially used by Lessee for the purposes allowed in this lease and if this lease is not terminated as provided in subparagraph (d) below, there shall be a partial abatement of Lessee's rent and Lessee's obligation to pay office building operating expenses which fairly and reasonably corresponds to the time and extent to which Lessee's office space cannot reasonably be used by Lessee.

(c) Restoration. Lessor's obligation to restore shall be limited to the condition of the Leased Premises existing prior to the casualty. Subject to the provisions of paragraph (d) below, Lessor shall proceed with diligence to restore. During restoration, Lessee shall continue business to the extent commercially practical in Lessee's reasonable judgment.

(d) Lease termination. If Lessee's office space or the office center is so badly damaged that restoration and repairs cannot be completed within 6 months after the fire or casualty, or if Lessor's mortgagee will not make insurance proceeds available for restoration, then this lease may be terminated as of the date of the destruction by either Lessor or Lessee by serving written notice upon the other. Termination notice must be delivered within 30 days after the casualty.

17.1 Condemnation.

If the Leased Premises or any material portion thereof, including any portion of the parking lot is taken by condemnation and if the Leased Premises is thereby reasonably rendered unusable for Lessee's business use and activities, this lease shall automatically terminate as of the date title vests in the condemning authority pursuant to such taking or acquisition; and Lessor and Lessee shall be relieved of all further obligations under this lease. Lessor shall be entitled to recover from the condemning authority the full amount of Lessor's interest in this lease and in the property which is taken in condemnation. Lessee shall be allowed to recover from the condemning authority, at Lessee's own expense, the value of Lessee's non-removable trade fixtures, if any, which are taken in condemnation and Lessee's moving expenses to the extent that such award does not reduce the award payable to Lessor; but not otherwise. Lessee shall be responsible for Lessee's own attorney's fees and for proving its own damages.

18.1 Default by Lessor.

Lessee shall be entitled to recover actual damages and/or pursue any other remedy that may be available at law, in equity, or otherwise (other than termination of the Lease) if (1) Lessor fails to pay any sum due and owing to Lessee within 10 days after written demand from Lessee, or (2) Lessor fails to perform on any other obligation for 10 days after Lessee's written demand for performance. However, Lessor shall not be in default if Lessor promptly commences to cure such noncompliance and diligently proceeds in good faith to cure same after receiving written notice of such default. If Lessor fails to perform any covenant, term or condition of this lease that Lessor is obligated to perform and, as a consequence of such nonperformance, Lessee shall recover a money judgment against Lessor, such judgment shall be satisfied only out of Lessor's equity in the property. Lessor shall have no liability whatsoever for any deficiency, and no other property or assets of Lessor shall be subject to levy, execution or other enforcement procedures as a result of such judgment. Without limitation upon the foregoing, in the event of a Lessor default, Lessee may, after the giving of all required notices and the expiration of all applicable cure periods, take any reasonable action to cure Lessor's default for the account of Lessor, and any amount paid or expense incurred by Lessee in the performance of any such matter for the account of Lessor shall be immediately reimbursed by Lessor to Lessee upon Lessor's receipt of a demand therefor.

19.1 Default by Lessee.

If Lessee defaults, Lessor shall have any or all remedies set forth below.

(a) Definition of default. The occurrence of any of the following shall constitute a default by Lessee: (1) failure to pay rent or any other sum due by Lessee under this lease within 10 days after written demand therefor by Lessor;
(2) failure to vacate on or before the last day of the lease term, renewal term, or extension period; (3) failure to pay rent in advance on a daily basis in the event of unlawful holdover by Lessee; (4) unauthorized early move-out or notice of same as set forth below; (5) acquisition of Lessee's interest in the lease by a third party by judicial or non-judicial process; or (6) failure to comply with any other provision of the lease (including rules) if such failure to comply is not cured within ten (10) days after delivery of written notice by Lessor to Lessee. However, Lessee shall not be in default under subclause (6) above if Lessee promptly commences to cure such noncompliance within the ten (10) day period and diligently proceeds in good faith to cure within a reasonable period of time.

(b) Acceleration after notice of rental delinquency. If Lessee is in default for nonpayment of rent or other sums due and if Lessee fails to pay same in full within 30 days after Lessor delivers to Lessee or to Lessee's office space a written notice of Lessor's intent to accelerate, then all rent for the remainder of the lease term shall be accelerated, due, and delinquent at the end of such 30 day notice period without further demand or notice. Such acceleration rights are in consideration of the rentals for the entire term being payable in monthly installments rather than in one lump sum at the beginning of the lease term. If Lessee has already vacated the Leased Premises, notice of acceleration may be delivered to Lessee pursuant to paragraph 29.1. Liability for additional rents accruing in the future (over and above any base rents) shall not be waived by such acceleration.

(c) Acceleration upon early move-out. If Lessee is lawfully evicted, or if Lessee moves out or gives written notice (in person or by an authorized employee or agent) of intent to move-out prior to the end of the lease term without the rent being paid in full for the entire remainder of the lease term or renewal or extension period or without prior written consent of Lessor, all remaining rents for the remainder of the lease term shall be accelerated immediately and automatically, without demand or notice. Such accelerated rents shall be due and delinquent without notice before or after such acceleration. Such acceleration shall occur even if the rent for the current month has been paid in full.

(d) Termination of possession. If Lessee is in default as defined in subparagraph (a) above and if Lessee remains in default for

3 days after Lessor gives notice of such default to Lessee, or if Lessee abandons the Leased Premises, Lessor may (with or without demand for performance) terminate Lessee's right of possession by giving one day's written notice to vacate; and Lessor shall be entitled to immediate possession without termination of Lessee's obligations under the lease. Lessor's repossession shall not be considered an election to terminate this lease unless written notice of such intention to terminate is given to Lessee by Lessor. Repossession may be by voluntary agreement or by eviction lawsuit. Commencement of an eviction lawsuit shall not preclude other Lessor remedies under this lease or other laws.

(e) Reletting costs. If Lessee is in default under this lease and if Lessor terminates Lessee's right of possession without terminating this lease and Lessee's space is released, Lessee shall pay upon Lessor's demand the following:
(1) all reasonable costs of reletting including reasonable leasing commissions, rent concessions (whether in the form of assuming or buying out lease remainders elsewhere, free rent for a period of time, or reduced rental rates), utilities during the vacancy, advertising costs, administrative overhead, and all costs of repair, remodeling, or redecorating for replacement tenants in Lessee's office space, (2) all rent and other indebtedness due from Lessee to Lessor through the date of termination of Lessee's right of possession, and (3) all rent and other sums required to be paid by Lessee during the remainder of the entire lease term, subject to the acceleration paragraphs above.

(f) Mitigation by Lessor. Upon eviction or voluntary vacation of the Leased Premises by Lessee without the lease being terminated by Lessor, or upon the acceleration of the rental due hereunder, Lessor shall make reasonable efforts to relet the Leased Premises . After deduction of reasonable expenses incurred by Lessor, Lessee shall receive credit for any rentals received by Lessor through reletting the Leased Premises during the remainder of the lease term or renewal or extension period. Such deductible expenses may include real estate commissions, attorney's fees, and all other expenses in connection with reletting. Lawsuit to collect amounts due by Lessee under this lease may be brought from time to time on one or more occasions without the necessity of Lessor's waiting until the expiration of the lease term. If judgment for accelerated rents is recovered, Lessor shall give credit against such judgment for subsequent payments made by Lessee and subsequent rentals received by Lessor from other tenants of Lessee's office space, less lawful deductions and expenses of reletting.

(g) Termination of lease. Lessor may terminate this lease (as contrasted to termination of possession rights only) upon default by Lessee or at any time after Lessor's lawful re-entry or repossession following default by Lessee. Lessor's agents have authority to terminate the lease only by written notice given pursuant to paragraph 29.1.

(h) Damages. In addition to other remedies, Lessor may recover actual damages incurred.

20.1 Landlord's Lien.

In consideration of the Lessee entering into this Lease, Lessor forever waives and expressly releases any contractual or statutory landlord's lien that the Lessor may now or at any time have upon the personal property of Lessee at the Leased Premises, including, without limitation, the landlord's lien provided in
Section 54.021 of the Texas Property Code. From time to time upon request, Lessor agrees to execute such as may be reasonably necessary to confirm the foregoing.

21.1 Attorney's Fees, Interest, and Other Expenses.

If Lessee or Lessor is in default and if the nondefaulting party places the lease in the hands of an attorney in order to enforce lease rights or remedies, the nondefaulting party may recover reasonable attorney's fees from the defaulting party even if suit has not been filed. In any lawsuit enforcing lease rights, the prevailing party shall be entitled to recover reasonable attorney's fees from the nonprevailing party, plus all out-of-pocket expenses. Trial shall be to judge only. All delinquent sums due by Lessor or Lessee shall bear interest at the maximum lawful rate of interest, compounded annually, from date of default until paid, plus any late payment fees. Late payment fees as set forth in paragraph 3.2 shall be considered reasonable liquidated damages for the time, trouble, inconvenience, and administrative overhead expense incurred by Lessor in collecting late rentals, such elements of damages being uncertain and difficult to ascertain. Late payment fees shall not be liquidated damages for attorney's fees or for Lessor's loss of use of such funds during the time of delinquency.

22.1 Nonwaiver.

The acceptance of monies past due or the failure to complain of any action, nonaction, delayed payment, or default, whether singular or repetitive, shall not constitute a waiver of rights or obligations under the lease. Lessor's or Lessee's waiver of any right or any default shall not constitute waiver of other rights, violations, defaults, or subsequent rights, violations, or defaults under this lease. No act or omission by Lessor or Lessor's agents shall be deemed an acceptance or surrender of the Leased Premises , and no agreement by Lessor to accept a surrender of the Leased Premises shall be valid unless it is in writing and signed by a duly authorized agent of Lessor.

23.1 Building Rules.

Lessor's rules for the office building are attached as Exhibit "F-2" and are
                                                       -------------
subject to reasonable change if the changes are applicable to all tenants of the office building. Separate parking rules are contained in Exhibit "F-1". Lessee
                                                          -------------
agrees to provide a copy of the Office Building Rules (Exhibit "F-2") to each of
                                                       -------------
Lessee's employees and licensees.

24.1 Transfer of Ownership by Lessor.

If Lessor transfers ownership of the office building (other than as security for a mortgage) and if Lessor has delivered to the transferee all of Lessee's security deposits and any prepaid rents, Lessor shall be released from all liability under the lease; and such transferee shall become liable as Lessor. Such right to be released of liability shall accrue to subsequent owners only if such transfer is in good faith and for consideration.

25.1 Mortgages.

(a)  Subordination.  Lessee accepts this lease subject and subordinate to any
     -------------
mortgage, deed of trust or other lien presently existing or hereafter placed upon the Leased Premises or the Building, and to any renewals, modifications, extensions, consolidations or replacements thereof; provided, however, that the holder of any such mortgage, deed of trust or other lien (hereinafter "Mortgagee") shall have the right at any time to subordinate such mortgage, deed of trust or other lien to this lease. Notwithstanding that this lease may be (or made to be) superior to such mortgage, deed of trust or other lien, the provisions of such mortgage, deed of trust or other lien relative to the rights of the Mortgagee with respect to proceeds arising from an eminent domain taking (including a voluntary conveyance by Lessor) and/or arising from insurance payable by reason of damage to or destruction of the Building and/or the Leased Premises shall be prior and superior to any contrary provisions contained herein with respect to the payment or usage thereof. Lessee agrees upon demand to execute such further instruments subordinating this lease as Lessor may request. Failure to deliver such subordination agreement to Lessor within seven (7) days after a request therefor shall constitute a default hereunder.

(b)  Attornment.  If any mortgage, deed of trust or security agreement is
     ----------
enforced by the Mortgagee, the trustee, or the secured party, Lessee shall, upon request, attorn to the Mortgagee or purchaser at such foreclosure sale, or any person or party succeeding to the interest of Lessor as a result of such enforcement, as the case may be, and execute instrument(s) confirming such attornment. In the event of such enforcement and upon Lessee's attornment as aforesaid, Lessee will automatically become the tenant of the successor to Lessor's interest without change in the terms or provisions of this lease; provided, however, that such successor to Lessor's interest shall not be bound by (a) any payment of Rent for more than one month in advance (except prepayments for security deposits, if any), or (b) any amendments or modifications of this lease made without the prior written consent of such successor or Mortgagee.

(c)  Nondisturbance.  In connection with any subordination and attornment
     --------------
agreements which Lessee is required to execute as set forth above, Lessee shall be entitled to a nondisturbance agreement from such mortgagee providing that, so long as Lessee is not in default hereunder, that Lessee's use and enjoyment of the Premises shall not be disturbed in the event of a foreclosure or similar action.

26.1 Surrender of Premises.

When Lessee moves out, Lessee shall surrender Lessee's office space in the same condition as on the date of lease commencement by Lessee (as changed or improved from time to time in accordance with this lease), less ordinary wear. Removal of property from the Leased Premises is subject to paragraph 14.1. Upon surrender, Lessee shall provide Lessor with all of Lessee's keys, access codes and cards to the Leased Premises and the combination to all safes and vaults, if any in the Leased Premises.

27.1 Holding Over.

If Lessee remains in possession of the Leased Premises after the expiration or mutually-agreed termination date of the lease, without the execution by Lessor and Lessee of a new lease or a renewal or extension of the lease, then (1) Lessee shall be deemed to be occupying the Leased Premises as a tenant-at-sufferance on a daily basis, subject to all obligations of the lease, (2) Lessee shall pay rent for the entire holdover period at the rate equal to the greater of 150% of (i) the rental rate, in effect immediately prior to such holdover, and (ii) the then current market rental rate for space in the building, (3) Lessee shall be subject to all other remedies of Lessor as provided in paragraph 19.1, (4) Lessee shall indemnify Lessor and/or prospective tenants for damages, including lost rentals, storage expenses, and attorney's fees, and (5) at Lessor's sole option, Lessee may extend the lease term for a period of one month at the then current rental rates for the office building, as reasonably determined by Lessor, by hand delivering written notice to Lessee or to Lessee's office space while Lessee is holding over. Holdover rents shall be immediately due on a daily basis and delinquent without notice or demand; and the prior written notice and waiting period requirements of this lease shall not be necessary in order for Lessor to exercise remedies thereunder.

28.1 Signs and Building Name.

Except for standard suite signage and building directory listings, and as provided in the special provisions set forth upon Exhibit "J" attached hereto,
                                                  -----------
there shall be no signs, symbols, or identifying marks on or in the building, halls, elevators, staircases, entrances, parking areas, landscape areas, doors, walls, or windows without prior written approval of Lessor. If the lease term is less than twelve (12) months, the cost of initial suite signage for Lessee's space and initial directory strips shall be at Lessee's expense. All signs or lettering shall conform to the sign and lettering criteria established by Lessor. Unless otherwise stated in the rules, suite signage and building directory changes shall be done exclusively by Lessor and at Lessee's expense. Lessor may remove all unapproved signs without prior notice to Lessee and at Lessee's expense. Lessor may change the name of the building upon six months' written notice to Lessee.

29.1 Notices.

Whenever written notice is required or permitted under this lease, such notice shall be in writing and shall be either (a) hand delivered personally to the party being notified, (b) hand delivered to or inside such party's mailing address, or (c) delivered at such party's mailing address by certified mail, return receipt requested, postage prepaid. The mailing address of Lessor shall be the address to which Lessee normally mails or delivers the monthly rent unless Lessor notifies Lessee of a different address in writing. The mailing address of Lessee shall be Lessee's office space under this lease. However, if Lessee moves out, it shall be Lessee's last address known by Lessor. Hand delivered notice is required only when expressly required in the lease. Notice by noncertified mail is sufficient if actually received by the addressee or an employee or agent of addressee. The term "notice" shall be inclusive of notices, billings, requests, and demands.

30.1 Estoppel Certificates.

From time to time, upon 10 days' prior written request from Lessor, Lessee shall execute and deliver to Lessor the estoppel certificate attached as Exhibit "G".
                                                                   -----------
The form in Exhibit "G" may be changed as reasonably required by a prospective
            -----------
purchaser or lender, as amended by Lessee to accurately reflect the state of facts when the estoppel certificate is executed. If any statement in the estoppel certificate form is contrary to the facts existing at the time of execution of such form, Lessee may correct same before signing. Reasonable modifications in the form may be made as requested by a prospective lienholder or purchaser. The estoppel certificate may be conclusively relied upon by Lessor and by any prospective lienholder or purchaser of the Leased Premises.
If Lessee fails to comply with the foregoing by the end of such 10-day period, it shall be conclusively presumed that (1) this lease is in full force and effect without any subleases or assignments and is unamended or modified except for amendments verified by affidavit of Lessor to the prospective lienholder or purchaser, (2) no rents, security deposits, or other charges have been prepaid,
(3) the statements contained in the estoppel certificate form (Exhibit "G") are
                                                               -----------
correct, (4) there are no uncured defaults by Lessor, (5) Lessee has no right of offset or rescission, and (6) any prospective purchaser or lienholder may conclusively rely on such silence or noncompliance by Lessee and may conclusively assume no Lessor defaults within the 120 days following Lessee's receipt of Lessor's request for an estoppel certificate. If Lessee fails to execute and return any estoppel certificate requested by Lessor hereunder within the applicable ten (10) day period, Lessee shall be in default without any further notice or cure period being required, notwithstanding any contrary provision in this lease.

31.1 Successors.

This lease shall bind and inure to the benefit of the parties, any guarantors of this lease, and their respective successors and assigns.

31.2 Leasing Agent Commissions.

No leasing commission shall be due by Lessor to any leasing agent unless in writing. Commission agreements executed by Lessor shall be binding on subsequent building owners if the tenant of the lease in question is in possession at the time of transfer of building ownership.

32.1 Building Operating Expense.

In addition to the monthly base rent in paragraph 2.1, Lessee shall pay additional rent on a monthly basis, equivalent to Lessee's prorata share of actual building operating expenses as per Exhibit "C". Lessee's responsibility
                                          -----------
for payment of building operating costs shall be subject to the expense stop referred to in Basic Lease Information #8.
               ---------------------------

33.1 Representations and Warranties by Lessor.

Lessor warrants that Lessor is the sole owner of the land and improvements comprising the office building and that Lessor has full right to enter into this lease. Lessor's duties and warranties are limited to those expressly stated in this lease and shall not include any implied duties or implied warranties, now or in the future. No representations or warranties have been made by Lessor other than those expressly contained in this lease.

34.1 Representations and Warranties by Lessee.

Lessee warrants to Lessor that there are no delinquent taxes due and unpaid by Lessee. Lessee warrants that Lessee has disclosed in writing to Lessor all lawsuits pending or threatened against Lessee. Lessee acknowledges that Lessor has relied on the above information furnished by Lessee to Lessor and that Lessor would not have entered into this lease otherwise.

35.1 Place of Performance.

Unless otherwise expressly stated in this lease, all obligations under this lease, including payment of rent and other sums due, shall be performed in the county where the office building is located, at the address designated from time to time by Lessor.

36.1 Miscellaneous.

This lease contains the entire agreement of the parties. NO OTHER WRITTEN OR ORAL PROMISES OR REPRESENTATIONS HAVE BEEN MADE, AND NONE SHALL BE BINDING. This lease supersedes and replaces any previous lease between the parties on Lessee's office space, including any renewals or extensions thereunder. Except for reasonable changes in written rules, this lease shall not be amended or changed except by written instrument, signed by both Lessor and Lessee. LESSOR'S AGENTS DO NOT AND WILL NOT HAVE AUTHORITY TO (1) MAKE EXCEPTIONS, CHANGES OR AMENDMENTS TO THIS LEASE, OR FACTUAL REPRESENTATIONS NOT EXPRESSLY CONTAINED IN THIS LEASE, (2) WAIVE ANY RIGHT, REQUIREMENT, OR PROVISION OF THIS LEASE, OR (3) RELEASE LESSEE FROM ALL OR PART OF THIS LEASE, UNLESS SUCH ACTION IS IN WRITING AND SIGNED BY BOTH PARTIES TO THIS LEASE. Multiple lessees shall be jointly and severally liable under this lease. Notices, requests, or agreements to, from, or with one of multiple lessees shall be deemed to be to, from, or with all such Lessees. Under no circumstances shall Lessor or Lessee be considered an agent of the other. Nonsubstantial errors in space footage calculations shall entitle the parties to correct the rental figures in the lease and adjust rentals previously paid to present Owner accordingly, but not to terminate the lease. The lease shall not be construed against either party more or less favorably by reason of who drafted the lease or changes in the lease. Texas law applies. If any date of performance or exercise of a right ends on a Saturday, Sunday, or state holiday, such date shall be automatically extended through the next business day. Time is of the essence; and all performance dates, time schedules, and conditions precedent to exercising a right shall be strictly adhered to without delay except where otherwise expressly provided. If any provision of this lease is invalid under present or future laws, the remainder of this lease shall not be affected.

37.1 Special Conditions.

Additional provisions of this lease are set forth in Exhibit "J".
                                                     -----------

38.1 Exhibit List.

The exhibits attached to this lease are listed below. All exhibits are a part of this lease except for those which have been lined out or which have been shown below as omitted.

  Exhibit  "A"   Floor Plan of Lessee's Office Space (paragraph 1.1)
  Exhibit  "B"   Legal Description of Office Building (paragraph 1.1)
  Exhibit  "C"   Building Operating Expense Passthrough Calculations (paragraphs
                 2.1 and 32.1)
  Exhibit  "D"   Acknowledgment of Lease (paragraph 4.2)
  Exhibit  "E"   Work Letter (paragraph 5.1)
  Exhibit  "F-1" Parking Rules (paragraphs 9.2 and 23.1)

  Exhibit  "F-2" Building Rules (paragraph 23.1)
  Exhibit  "G"   Estoppel Certificate (paragraph 30.1)
  Exhibit  "H"   Lease Guaranty (paragraph 37.1)
  Exhibit  "I"   Corporate Resolution Authorizing Lease or Guaranty (paragraphs
                 37.1 and 39.1)
  Exhibit  "J"   Special Conditions (paragraph 37.2)
  Exhibit "J-1" Approved Plans and Specifications for Exterior Building Signage Exhibit "J-2" Schematic Drawing of Must-Take Expansion Space
  Exhibit  "K"   Hazardous Substances
  Exhibit  "L"   Acknowledgment of Receipt of Agency Disclosure
  Exhibit  "M"   Renewal Option
  Exhibit  "N"   Right of First Offer
  Exhibit  "O"   Satellite Dish/Antenna

39.1 Lease Dates and Authority to Sign.

The "identification" date of this lease is the 8th day of July 1999 (the same date as at the top of Basic Lease Information). The "effective date" on which this lease becomes binding is the date on which the lease has been signed by Lessor, Lessee, and any guarantors. The names and signatures of all parties are shown below; and all persons signing have been duly authorized to sign. IF LESSEE IS A CORPORATION, A CORPORATE RESOLUTION AUTHORIZING LESSEE TO EXECUTE THIS LEASE IS ATTACHED AS EXHIBIT "I". Corporate seals are unnecessary under Texas law.


LESSOR                                                       LESSEE
PLAZA 7000, LTD.                                             drkoop.com, Inc.
----------------------------------------------------         -----------------------------------------------
Printed name of company or firm (if applicable)              Printed name of company or firm (if applicable)

RON POLASEK                                                  SUSAN M. GEORGEN-SAAD
----------------------------------------------------         ----------------------------------------------------
Printed name of person signing                               Printed name of person signing

____________________________________________________         ____________________________________________________
Signature                                                    Signature

VICE PRESIDENT,7000MANAGEMENT, L.L.C.,
AUTHORIZED MANAGING AGENT FOR
PLAZA 7000, LTD.  CHIEF FINANCIAL OFFICER
----------------------------------------------------         ____________________________________________________
Title of person signing (if applicable)                      Title of person signing (if applicable)

____________________________________________________         ____________________________________________________
Date signed  (Please initial all pages and exhibits)         Date signed  (Please initial all pages and exhibits)

LEASING AGENT

THE KUCERA COMPANY
------------------------------------------------
Printed name of company or firm (if applicable)

STEVEN G. MCMILLON
------------------------------------------------
Printed name of person signing

________________________________________________
Signature

SENIOR VICE PRESIDENT
------------------------------------------------
Title of person signing (if applicable)

________________________________________________
Date signed

               EXHIBIT "A":  FLOOR PLAN OF LESSEE'S OFFICE SPACE
                         (see paragraph 1.1 of lease)

The parties agree that the floor plan below is a true and correct diagram of Lessee's office space referred to in paragraph 1.1.

                             Plaza 7000, Suite 400
                            38,373 USF / 40,629 RSF
                            -------      -------

               EXHIBIT "B": LEGAL DESCRIPTION OF OFFICE BUILDING by lot, block, subdivision, and county or by metes and bounds description
                         (see paragraph 1.1 of lease)


Lot 1, Greystone Center III-A, a subdivision in City of Austin, Travis County, Texas according to the map or plat thereof recorded in Volume 83, Page 203A, Plat Records of Travis County, Texas.

      EXHIBIT "C":  BUILDING OPERATING EXPENSE PASS-THROUGH CALCULATIONS
                    (see paragraphs 2.1 and 32.1 of lease)

 (a) "ESTIMATED" PRORATA BUILDING OPERATING EXPENSES. On or before the beginning of each calendar year, Lessor shall calculate the estimated building operating expenses for that calendar year, according to the criteria in subparagraph (c) below. One-twelfth of Lessee's prorata share of estimated building operating expenses which are in excess of any expense stop shall be due on the first of each month as additional rent.

(b) YEAR-END ADJUSTMENT FOR OVERPAYMENT OR UNDERPAYMENT BY LESSEE BECAUSE OF DIFFERENCES BETWEEN "ESTIMATED" AND "ACTUAL" BUILDING OPERATING EXPENSES. Within ninety (90) days after the end of each calendar year of the lease term and any renewal or extension periods, Lessor shall determine the actual building operating expenses for that calendar year. If it is then determined that actual building operating expenses were less than estimated expenses and that Lessee's monthly payments of estimated expenses over Lessee's expense stop figure were too much, Lessor shall promptly credit to Lessee the excess amount paid by Lessee to be applied against monthly installments of base rent next falling due in the direct order of maturity or in the event the lease term is then expired and Lessee has vacated the Leased Premises, Lessor shall promptly refund to Lessee the excess amount in cash. If it is determined that actual building operating expenses were more than estimated expenses and that Lessee's monthly payments of estimated expenses over Lessee's expense stop figure were insufficient, Lessor shall invoice Lessee for the amount of Lessee's underpayment. Payment thereof shall be due upon delivery of invoice to Lessee. Payment may be made prior to or with the next scheduled rental payment, but not later. The foregoing calculations and adjustments may also be made one or more times during the calendar year, at Lessor's option.

(c) DEFINITION OF BUILDING OPERATING EXPENSES. Building operating expenses for each calendar year shall include the following costs and expenses for Lessor's operation of Plaza 7000 in accordance with this Lease: all ad valorem taxes, assessments and related government charges becoming due on the building and on-site personal property used solely in the operation of the building in such period; utilities; insurance premiums for fire, extended coverage, vandalism, and liability on the building and personal property and otherwise in connection with the building landscape expenses; janitorial expenses; window cleaning; supplies; painting, repairs to the roof that are not capital improvements, window replacement, and other maintenance expenses; licenses; permits; maintenance salaries, bonuses (which salaries and bonuses are not in excess of market salaries and bonuses then being paid in connection with comparable suburban office buildings in Austin, Texas); and payroll taxes, common area utilities, reasonable management office overhead and management fees not to exceed market management fees for comparable buildings in the suburban office market in Austin, Texas; and all other managerial, administrative and operating expenses which are reasonably related to the operation of the building and utilities serving same. No such category shall include more than 12 months' worth of expenses. Building operating expenses shall also include the following improvements if amortized over the useful life of such improvements as reasonably determined by Landlord together with interest at 10% per annum on the unamortized cost: (i) improvements that in Lessor's reasonable judgment will reduce operating expenses, (ii) carpeting, floor covering, draperies, and wall coverings for the common areas of the building due to ordinary wear and tear. Building operating expenses shall be calculated on an accrual basis in accordance with generally accepted accounting principles, consistently applied. The word "building" as referred to above shall include the building, parking areas, parking garage (if any), and common areas.

Anything in this Lease to the contrary notwithstanding, building operating expenses shall not include: principal and interest payments on mortgages; the cost of capital improvements (except as provided above) and depreciation or improvements which IRS requires to be depreciated (except as provided above); expenses of repairing damage of the type normally covered by fire, vandalism, flood, and EC insurance; any expense paid or reimbursed from insurance proceeds; costs of repairing damage for which Lessor is entitled to reimbursement from others; remodeling costs for new or existing tenants; common area improvements or personal property required by other tenants to be made, purchased, or furnished to such tenants; utility and air conditioning or heating costs or other expenses which are separately billed to specific tenants; franchise and income taxes of Lessor; leasing commissions; expenses of advertising and marketing vacant space in the building; legal fees; structural repairs to roof, foundation, and walls; asbestos removal; and installation of sprinklers, fire alarms, and smoke detector systems and costs of Lessor's general corporate overhead, and costs of any extraordinary services provided to other tenants of the building but not to Lessee.

If utilities and taxes included in "Building Operating Expense" are not payable, billed or otherwise due so as to allow an accurate calculation of said factors annually, then Lessor, in its reasonable discretion, may estimate and prorate said expenses on an annual basis, and said factors shall be properly adjusted by Lessor when they actually become due and payable. Otherwise, expenses must be supported by invoices and actually paid.

(d) DEFINITION OF PRORATA SHARE. Lessee's prorata share of estimated and actual building operating expenses is the percentage result of dividing "Lessee's rentable area" (which is set forth in Basic Lease Information #4) by the total rentable area in the entire building.
--------------------------

(e) DELAY IN IMPLEMENTATION. At Lessor's option, adjustments for the then current year may be delayed. Lessor's delay in implementing such adjustments shall not waive Lessor's right thereto, and the most recent monthly rental figures shall continue to be paid during such delay. If Lessor delays in timely calculating adjustments, such adjustments shall be retroactive to the respective date on which Lessor had a right to make such adjustment; and such delayed rent adjustments shall become due upon written notice to Lessee.

(f) EXAMINATION OF RECORDS. Upon reasonable notice to Lessor in writing, Lessee may examine or audit Lessor's accounting records for building operating expenses for the year immediately preceding and other data used in calculating additional rents or rent adjustments. Examination or audit of building operating expenses for a particular year may be conducted no later than 120 days after Lessee's receipt of a reconciliation notice or statement of building operating expenses for that year. If not examined or audited within the 120 day period, such reconciliation shall be deemed as accepted and agreed to by all parties.

                     EXHIBIT "D": ACKNOWLEDGEMENT OF LEASE
                           (To be signed at move-in)

The undersigned parties acknowledge that the lease described below is in full force and effect and that Lessee has taken possession of the space.

     Date of lease: July 8, 1999
                   -------------
     Lessor: Plaza 7000, Ltd.
             -------------------------------------------------------------------
     Lessee: drkoop.com, Inc.
             -------------------------------------------------------------------
     Guarantor, if any (not Lessee's name):                N/A
                                            ------------------------------------
     Building name: Plaza 7000
                    ------------------------------------------------------------
     Suite No.:     400
               -----------------------------------------------------------------
     Building address:  7000 N. MoPac
                      ----------------------------------------------------------
     City/County/State/Zip:  Austin / Travis / Texas / 78731
                           -----------------------------------------------------
     Legal description of property:    See Exhibit "B" of Lease
                                   ---------------------------------------------
     Rentable Area:  40,629  Square Feet
                   ----------

The commencement date, annual anniversary date, and ending date of the initial lease term as defined in paragraph 4.1 of above lease are as follows:

     Commencement date (month, day, year __________________________________
     Annual Anniversary date (month, day):______________________________________
     Ending date (month, day, year):____________________________________________

The parties acknowledge that the lease has not been amended or modified and that this acknowledgment may be filed of record with the Texas Secretary of State or the county where the building is located in order to record (1) Lessee's possession rights to the Leased Premises, and (2) Lessor's contractual landlord lien rights over all personal property therein and any security deposit posted by Lessee. The entire lease is hereby affirmed and incorporated herein. The lease will cease to be an encumbrance to Lessor's title if Lessor files an affidavit of record, stating that Lessee no longer occupies the premises and that Lessee's right of possession has been lawfully terminated.


LESSOR                                              LESSEE
(To be signed at move-in)                           (To be signed at move-in)

PLAZA 7000, LTD.                                    drkoop.com, Inc.
-------------------------------------------------   ----------------------------
Printed name of company or firm (if applicable)     Printed name of company or
                                                    firm (if applicable)

RON POLASEK                                         SUSAN M. GEORGEN-SAAD
-------------------------------------------------   ----------------------------
Printed name of person signing                      Printed name of person
                                                    signing

_________________________________________________   ____________________________
Signature                                           Signature

VICE PRESIDENT, 7000 MANAGEMENT, L.L.C.
AUTHORIZED MANAGING AGENT FOR
PLAZA 7000, LTD.                                    CHIEF FINANCIAL OFFICER
-------------------------------------------------   ----------------------------
Title of person signing (if applicable)             Title of person signing (if
                                                    applicable)


_________________________________________________   ____________________________
Date signed                                         Date signed

STATE OF TEXAS
COUNTY OF _______________________

This instrument was acknowledged before me on _________________________________ by ____________________________________________ on behalf of the above stated
LESSOR and in the above stated capacity.

                         _______________________________________________________

                         Notary Public for the State of Texas
                         Printed name of notary_________________________________
                         My commission expires__________________________________

STATE OF TEXAS (S)
                    (S)
COUNTY OF TRAVIS    (S)

This instrument was acknowledged before me on __________________________________ by _____________________________________________ on behalf of the above stated
LESSEE and in the above stated capacity.

                         _______________________________________________________
                         Notary Public for the State of Texas
                         Printed name of notary_________________________________
                         My commission expires__________________________________

                           EXHIBIT "E": Work Letter
                         (see paragraph 5.1 of lease)


Lessor: Plaza 7000, Ltd.
Lessee: drkoop.com
Date of Lease July 8, 1999
Suite Number  400
Building Name/Address  Plaza 7000/7000 N. MoPac, Austin, Texas 78731


1.   Interior Improvements.
     ----------------------

     Reference herein to "Interior Improvements" shall include all work to be
                          ---------------------
done in Lessee's Office Space and the Must-Take Expansion Space referenced upon Exhibit "J" attached to the Lease pursuant to the Interior Improvements Plans (defined in paragraph 2 below), including, but not limited to, partitioning, doors, ceilings, floor coverings, wall finishes (including paint, wallpaper, fabric and all other coverings), electrical (including lighting, light switching, outlets, etc.), plumbing, heating, ventilating and air conditioning, fire protection, cabinets, and other millwork, and any other improvements required by Lessee which are not part of the "Base Building Condition" (as hereinafter defined). Lessor and Lessee hereby agree that unless otherwise agreed to, the design architect for the Interior Improvements will be STG (the "Interior Design Architect") and the construction manager for the construction
 -------------------------
of the Interior Improvements will be MoPac Construction Management, Inc. (the "Construction Manager"). Subject to Lessor's approval (which may not be
 --------------------
unreasonably withheld), Lessee shall select the general contractor for the construction of the Interior Improvements (the "Contractor"). Lessor shall bid
                                                ----------
out the Interior Improvements to one or more general contractors selected by Lessee and approved by Lessor, such approval not to be unreasonably withheld. Lessee will pay a $5,000.00 construction supervision fee to the Construction Manager, payable periodically against the Construction Manager's invoice, on a percentage of completion basis. Lessee will not be obligated to pay any other construction management fee to Lessor or to any other party, unless otherwise agreed to by Lessee.

     As used herein, "Base Building Condition" shall mean the building and all improvements included in the base building plans kept in Lessor's office, a copy of which may be reviewed by Lessee and Lessee's consultants and contractors prior to the execution of this lease and periodically thereafter upon reasonable advance notice.

2.   Interior Improvements Plans.
     ----------------------------

     Immediately after execution of the Lease, Lessee shall meet with representatives of the Interior Design Architect for the purpose of promptly preparing a space plan and selecting materials and finishes for the layout and construction of improvements in the Leased Premises. After the preparation of the space plan and after Lessee's written approval thereof, the Interior Design Architect shall prepare final working drawings and specifications for the Interior Improvements based on the space plan and submit the same to Lessee for Lessee's approval. Such final working drawings and specifications are referred to herein as the "Interior Improvements Plans". A copy of the space plan and
                  ---------------------------
the Interior Improvements Plans, and each revised version thereof, shall also be submitted to Lessor for Lessor's reasonable approval simultaneously with submission to Lessee. Lessee and Lessor shall promptly review each version of the space plan and the Interior Improvements Plans and deliver any comments to the Interior Design Architect expeditiously, and in no event later than five (5) days after receipt of the same, so that the Interior Improvements Plans are finally approved by Lessor and Lessee within thirty (30) days after the date of execution of the Lease to which this Exhibit "E" is attached. After approval of
                                     -----------
the Interior Improvements Plans by Lessor and Lessee, the same shall be submitted to the appropriate governmental body by the Interior Design Architect for plan checking and issuance of a building permit. The Interior Design Architect, with Lessee's cooperation, shall cause to be made to the Interior Improvements Plans any changes necessary to obtain the building permit. Lessor's approval of the Interior Improvements Plans shall create or impose no liability or responsibility on Lessor for their completeness, design sufficiency or compliance with applicable laws, rules or regulations of governmental agencies or authorities. Lessee shall work together with the Interior Design Architect, Lessor and the Contractor diligently to finally approve the Interior Improvements Plans and the final pricing for the construction of the Interior Improvements not later than thirty (30) days after the date of execution of the Lease to which this Exhibit "E" is attached.
                    -----------

3.   Final Pricing and Drawing Schedule.
     -----------------------------------

     Concurrently with the plan checking, Lessor shall have the construction of the Interior Improvements bid by one or more contractors as provided in Paragraph 1 of this Exhibit "E" and shall deliver copies of such bids to Lessee
                    -----------
immediately upon receipt thereof for Lessee's approval, taking into account any modifications which may be required to reflect changes in Lessee Improvement Plans required by the city or county in which the Leased Premises are located. All bids shall be first opened together in the presence of representatives of Lessor and Lessee. Within five (5) days after the opening of all bids, Lessee shall select the Contractor by written notice to Lessor. After final approval of the Interior Improvement Plans, no further changes may be made thereto without the prior written approval from both Lessor and Lessee, and then only after agreement by Lessee to pay any excess costs resulting from the design and/or construction of such changes.

4.   Construction of Interior Improvements.
     ---------------------------------------

     After the Interior Improvement Plans have been prepared and approved, the final pricing has been approved, the Contractor has been selected and a building permit for the Interior Improvements has been issued, the Contractor shall begin construction and installation of the Interior Improvements in accordance with Interior Improvement Plans. The construction manager shall only be responsible for exercising reasonable efforts in assisting with the coordination of the prosecution of the work to facilitate Lessee's construction schedule and for representing the Lessor's interests in connection therewith but shall not be responsible for securing completion, obtaining substantial completion, obtaining a certificate of occupancy for Lessee's office space or for meeting any deadlines, it being understood and agreed that Lessee's selected Contractor shall be responsible for such matters. Notwithstanding the foregoing, however, Lessor agrees to place any penalty, liquidated damages or late clauses in the construction contract with Lessee's selected contractor, for Lessee's benefit, provided the same are agreeable to Lessee's selected Contractor and Lessee. The cost of such work shall be paid as provided in Section 5 below. Lessor shall not be liable for any direct or indirect damages as a result of delays in construction beyond Lessor's reasonable control or arising as a result of acts of God or delays by Lessee or Lessee's agents or employees. Lessee and Lessor agree that time is of the essence in the completion of the Interior Improvements.

5.   Payment for the Interior Improvements.
     --------------------------------------

     a. Except as may be otherwise provided in this work letter, Lessee shall be responsible for the entire cost of the design, construction, and permitting of the Interior Improvements. In order to defray a portion of the cost of the Interior Improvements, however, Lessor hereby grants to Lessee an "Interior
                                                                   --------
Improvements Allowance" in the amount of Twenty and No/100 Dollars ($20.00) per
----------------------
rentable square foot contained within the primary space (approximately 40,629 r.s.f.) and Twenty and No/100 Dollars ($20.00) per rentable square foot contained within the Must-Take Expansion Space (approximately 40,629 r.s.f.). The Interior Improvements Allowance shall be used only for:

          (1) Payment of the cost of preparing the Interior Improvements Plans, including mechanical, electrical, plumbing and structural drawings, and of all other aspects necessary to complete the Interior Improvements Plans;

          (2) Payment of plan check, permit, license and construction management fees relating to construction of the Interior Improvements.

          (3) Construction of the Interior Improvements above and beyond Base Building Condition, including, but not limited to, the following:

                    (a) Installation within the Leased Premises of all partitioning, doors, cabinets, floor coverings, ceiling, wall coverings and painting, millwork, and similar items;

                    (b) All electrical wiring, lighting fixtures, outlets and switches, cabling and other electrical work to be installed within the Leased Premises;

                    (c) The furnishing and installation of all duct work, terminal boxes, diffusers, and accessories required for the completion of the heating, ventilation and air conditioning systems within the Leased Premises;

                    (d) Any additional Lessee requirements, including, but not limited to, odor control, special heating, ventilation and air conditioning, noise or vibration control, or other special systems;

                    (e) All fire and life safety control systems such as fire walls, halon, fire alarms, including piping, wiring and accessories installed within the Leased Premises;

                    (f) All plumbing, fixtures, pipes and accessories to be installed within the Leased Premises;

                    (g)  Testing and inspection costs; and

                    (h) Contractors' fees, including but not limited to any fees based on general conditions, and supervisory fees.

          (4)  Payment of the construction management fee.

          (5) All other reasonable costs to be expended by Lessor or Lessee in the construction of the Interior Improvements in accordance with the Interior Improvements Plans.

     b. The cost of each item referenced in Paragraph 5 a, above shall be charged against the Interior Improvement Allowance. In the event that the cost of installing the Interior Improvements, as established by Lessor's final pricing schedule, shall exceed the Interior Improvements Allowance, or if any of the Interior Improvements do not qualify for payment out of the Interior Improvement Allowance as provided in Paragraph 5 a, above, the excess (the "Excess") shall be paid by Lessee to Lessor within ten (10) days after Lessee's
 ------
receipt of Lessor's invoice for such Excess. If upon substantial completion of the Interior Improvements there remains any unused portion of the Interior Improvement Allowance, then such unused portion may be applied towards additional improvements to Lessee's Office Space or Must-Take Expansion Space which benefit the space and which are agreed upon by Lessor and Lessee.

     c. In the event that, after the Interior Improvement Plans have been prepared and the final pricing therefor has been agreed to between Lessor and Lessee, Lessee shall require any changes or substitutions to the Interior Improvements Plans, any additional costs related thereto shall be paid by Lessee on or before five (5) days from Lessee's actual receipt of Lessor's invoice for such additional costs; provided, however, that the aggregate amount outstanding at any one time may not exceed $25,000.00. In the event the aggregate amount of all unpaid change orders exceeds $25,000.00 at any time, Lessee shall thereafter be required to pay Lessor in advance for such change orders until such time as the aggregate amount outstanding drops below the $25,000.00 threshold.

     d. No unused portion of the Interior Improvement Allowance shall be refunded to Lessee or available to Lessee as a credit against any obligations of Lessee under the Lease.

     e. No portion of the Interior Improvements Allowance will be disbursed by Lessor until such time as the Interior Improvements Plans have been finalized and agreed to by Lessor and Lessee and the final pricing for the construction and installation of the Interior Improvements has been agreed to by Lessor and Lessee.

     f. The Interior Improvements Allowance is calculated at the rate of $20.00 per square foot of the rentable square footage of the Leased Premises and the Must-Take Expansion Space. Subject to section 5(g), Lessor will not disburse any portion of the Interior Improvements Allowance for space which is not being finished out. For example, if Lessee elects not to finish out 100 rentable square feet of the Leased Premises, Lessor will not disburse the portion of the Interior Improvements Allowance related to such space calculated as follows: 100 X $20.00 = $2,000.00. However, such allowance will be disbursed upon such space being finished out.

     g. In addition to the foregoing, Lessor and Lessee agree to split the cost of demolition of the fourth floor corridor per the Interior Improvement Plans. Lessee's share of such demolition will be deducted from the Interior Improvements Allowance.

6.   Completion of Interior Improvements.
     ------------------------------------

     The "substantial completion date" for work described herein shall occur on
          ---------------------------
the date when all of the work described in the Interior Improvements Plans is substantially complete as evidenced by a certificate of substantial completion issued by the Interior Design Architect and by a Certificate of Occupancy for the Lessee's Office Space and Must-Take Expansion Space issued by the City of Austin, or the date such work would be substantially complete but for (a) Lessee's failure to approve any items or perform any other obligation within the time frames set forth in or contemplated by this Work Letter; (b) Lessee's changes in the Interior Improvements Plans after the approval by Lessee and Lessor. The Interior Improvements shall be deemed substantially complete notwithstanding the fact that minor details of construction, mechanical adjustments or decorations which do not materially interfere with Lessee's use of the Leased Premises remain to be performed (items normally referred to as "punch list" items). Lessor and Lessee shall complete one punch list inspection
 ----------
and Lessor shall complete and/or correct such punch list items within a reasonable period of time.

                 EXHIBIT "F-1": OFFICE BUILDING PARKING RULES
                         (see paragraph 9.2 of lease)

It is the desire of Lessor to maintain and operate the parking garage and parking areas in an orderly manner. The following rules and regulations apply to all tenants in the building and their agents, employees, family, licensees, invitees, visitors, and contractors unless otherwise stated. Lessor reserves the right to rescind these rules, make reasonable changes, or make other reasonable rules and regulations for the safety, care, and cleanliness of the parking garage, if applicable, and parking areas and for the preservation of good order.

1. TRAFFIC SIGNS. All persons parking in the parking areas and parking garage shall observe posted signs and markings regarding speed, stop signs, traffic lanes, reserved parking, no parking, parking stripes, etc.

2. LESSEE EMPLOYEE AND CUSTOMER PARKING. Lessees and their employees and customers [ X ]may OR [ ]may not park without charge.

3. TRASH. All persons parking in the parking garage or parking areas shall refrain from throwing trash, ashtray contents, or other debris on the garage floor or parking areas.

4. FLAT TIRES. All vehicle owners and all persons parking in the parking garage or parking areas shall be responsible for promptly repairing flat tires or other conditions of the vehicle which cause unsightliness in the reasonable judgment of Lessor.

5. REMOVAL OF UNAUTHORIZED VEHICLES. If vehicles are blocking driveways or passageways or parked in violation of these rules and regulations or state statutes, Lessor may exercise vehicle removal remedies under Article 6701g-1 and 6701g-2 upon compliance with statutory notice.

6. SECURITY. Lessor shall use reasonable diligence in the maintenance of existing lighting in the parking garage or parking areas. Lessor shall have no duty for additional lighting or any security measures in the parking areas, including the parking garage.

7. PARKING OF EMPLOYEE VEHICLES. Upon request by Lessor, Lessee shall furnish Lessor a complete list of license numbers of all vehicles operated by Lessee, Lessee's employees, sublessees, assignees, licensees, and all concessionaires.

8. PARKING OF TRUCKS AND DELIVERY VEHICLES. Without Lessor's prior written approval, no trailers or large trucks may be parked in the parking areas except for temporary loading or unloading. Service and delivery vehicles may be parked in loading zones only when necessary.

9. TIMELY PAYMENT OF PARKING RENT. If applicable, Lessee shall be entitled to monthly parking rights in the parking garage only upon timely payment of the then current monthly parking rent, in advance. Lessee may rent less than the allowed number of spaces. Lessee may rent more than the allowed number of spaces if available in the reasonable judgment of Lessor.

10. CONTROL DEVICES. Lessor reserves the right to install or utilize any reasonable system of entry and exit control devices in the parking garage.

                     EXHIBIT "F-2": OFFICE BUILDING RULES
                    (see paragraphs 9.2 and 23.1 of lease)


       LESSEE AGREES TO PROVIDE A COPY OF THESE RULES TO EVERY EMPLOYEE

It is the desire of Lessor to maintain in the building the highest standard of dignity and good taste consistent with comfort and convenience for all tenants. Any action or condition not meeting this high standard should be reported directly to the building manager. Cooperation by all tenants will be sincerely appreciated. The following rules and regulations apply to all tenants in the building and their agents, employees, family, licensees, invitees, visitors, and contractors unless otherwise stated. Pursuant to paragraph 23.1 of the lease, Lessor reserves the right to rescind these rules, make reasonable modification thereto, and make other reasonable rules and regulations for the safety, care, and cleanliness of the building and for the preservation of good order.

1. DELIVERIES AND MOVEMENT OF FURNITURE. Movement into or out of the building of furniture, equipment shall be restricted to hours, stairways, and elevators designated by Lessor. Unless Lessor notifies Lessee otherwise, only the freight elevator may be used for such purposes, and such elevator may be used only during regular business hours without prior approval of Lessor. All such movement and delivery shall be under the supervision of the building manager and carried out in a manner agreed between Lessee and the building manager, by prearrangement. Prearrangement shall include time, method, routing, and any limitations imposed for reasons of safety or nondisturbance of others. The hold harmless and indemnification provisions of paragraph 12.3 shall apply to the foregoing. Lessor may require that movement of furniture or equipment which interferes with normal building traffic shall be made at hours other than normal business hours.

2. OBSTRUCTION OF PASSAGEWAYS. None of the passageways, outside entries, exterior doors, elevators, hallways, or stairways shall be locked or obstructed. No rubbish, trash, litter, or materials of any nature may be emptied or thrown into these areas. These areas may be used only for ingress and egress.

3. DOORS AND DOORLOCKS. When Lessee's corridor doors are not in use, Lessee shall use its best efforts to keep them closed on all floors where Lessee is a partial tenant on the floor. No additional locks shall be placed on any doors in Lessee's office space without written consent of Lessor. Lessee shall not change, alter, or replace locks provided by Lessor on doors in the building, except with written permission of the building manager. All necessary keys shall be furnished by Lessor, and Lessor shall be entitled to have a key for every door in Lessee's office space. Lessee shall surrender all keys upon termination of Lessee's right of occupancy; and at such time, Lessee shall give Lessor the combination to all vaults or combination locks remaining in Lessee's office space after surrender by Lessee.

4. SAFES. Safes and other heavy articles shall be carried onto the Leased Premises only at such times and in such manner as prescribed by Lessor. Lessor shall have the right to specify weight limitations and positioning of safes or other heavy articles. Any damage done to the building by installation, presence, or removal of a safe or other article owned or controlled by Lessee on the Leased Premises, shall be paid for by Lessee.

5. REMOVAL OF FURNITURE. Removal of furniture or equipment from Lessee's office space shall require presentation of written authorization by an authorized representative of Lessor. Security guards, watchmen, janitors, and other building employees will have the right to challenge all persons leaving the building with such items.

6. INSTALLATION AND REPAIR WORK. Lessee shall refer all contractors, contractors' representatives, and installation technicians who render any service on or to Lessee's office space, to the building manager for approval and supervision before performance of any service. This provision shall apply to all work performed in the building, including installation of telephones, electrical lines, and other electrical devices where such installation affects the floors, walls, woodwork, trim, windows, ceilings, mechanical equipment, or any other part of the building. If Lessee desires telephone or other electronic connections, Lessee shall notify Lessor; and Lessor shall then direct installation servicemen as to where and how wires may be introduced. Without such directions, no such installations shall be permitted.

7. HAZARDOUS MATERIALS. Lessee shall not place or install, on the Leased Premises or any part of the building, any explosive, gasoline, kerosene, oil, acids, caustics, or any other inflammable, explosive, or hazardous materials without written consent of the building manager. Lessee shall not operate electric space heaters, stoves, engines, or other equipment not typical of an office building without written consent of the building manager.

8. ENTRY BY LESSOR. Lessor shall have the right to enter for the purposes and in the manner set forth in paragraph 9.1 of the lease.

9. PLUMBING. Plumbing fixtures and appliances shall be used only for the purposes for which they were constructed. No sweeping, rubbish, rags, or other unsuitable materials may be thrown or placed in plumbing fixtures or appliances. The cost of any stoppage or damage resulting from negligence or improper use of these fixtures and appliances by Lessee or Lessee's agents, employees, family, invitees, licensees, or visitors shall be paid for by the Lessee.

10. WINDOWS. Lessee shall not allow windows within Lessee's office space to be opened at any time, except in emergencies. Nothing shall be thrown out of the windows of the building or down the stairwells or other passages. Lessor reserves the right to cause any or all windows of the building to be locked, sealed, closed, or otherwise made inoperable, or to install permanent or temporary screens thereon, and to include the cost thereof with the operating expenses of the building.

11. THEFT AND DAMAGES. Lessor shall not be responsible for lost or stolen personal property, equipment, money, or jewelry from Lessee's office space or from the public areas of the building, regardless of whether such loss occurs when the area is locked against entry. Lessor will not be liable to Lessee, or Lessee's employees, customers, or invitees for any damages or losses to persons or property caused by other Lessees in the building or for damages or losses caused by theft, burglary, assault, vandalism, or other crimes. Lessor shall not be liable for personal injury or loss of Lessee's property from fire, flood, water leaks, rain, hail, ice, snow, smoke, lightning, wind, explosions, or interruption of utilities unless such injury or damage is caused by negligence of Lessor. LESSOR STRONGLY RECOMMENDS THAT LESSEE SECURE LESSEE'S OWN INSURANCE TO PROTECT AGAINST THE ABOVE OCCURRENCES.

12. ANIMALS. No birds, fowl, or animals (except guide dogs for handicapped persons) shall be brought into or kept in or about the building or common areas.

13. BICYCLES AND OTHER VEHICLES. No bicycles, motorcycles, or similar vehicles shall be allowed in the building. No trailers or large trucks may be parked in the building parking areas except for temporary loading or unloading.

14. RESIDENTIAL USE. No sleeping, cooking (except in microwave ovens), clothes cleaning, or laundering is permitted on the Leased Premises without written consent of Lessor.

15. INTOXICATION. Lessor reserves the right to exclude or expel from the building any person who in the reasonable judgment of Lessor, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any rules of the building.

16. DISTURBANCES. Lessee shall not obstruct, disturb, or interfere with the rights of other Lessees or occupants or in any way injure or annoy them. Lessee shall not make any noises by any means which, in the reasonable judgment of Lessor, are likely to disturb other Lessees or occupants of the building.

17. COMPLIANCE WITH SAFETY AND SANITATION LAWS. Lessee shall comply with all laws relating to fire, safety, and sanitation, and shall comply with any requirements of Lessor's insurance company with respect to fire prevention, safety standards, and sanitation.

18. CLEANING. Lessee shall not employ any person or persons without written consent of Lessor, for the purpose of cleaning or maintaining of the Leased Premises. Lessee shall cooperate with Lessor's employees, agents, and cleaning personnel in keeping Lessee's premises neat and clean. Any special cleaning requested by Lessee and performed by

Lessor or Lessor's employees, agents, or contractors shall be paid for by Lessee.

19. SOLICITING. Canvassing, soliciting, or peddling in the building is prohibited without written permission of Lessor, and Lessee shall cooperate to prevent same.

20. SIGNS. No signs, fixtures, or notices of any kind may be displayed except by written consent of Lessor. All signs shall conform to the requirements of paragraph 28.1 of the lease.

21. NOTICE OF PERSONAL INJURIES OR UTILITY OR MECHANICAL PROBLEMS. Lessee shall give prompt notice to the building manager, to the best of Lessee's knowledge, of any significant accidents involving injury to persons or property, including plumbing, electrical, heating, air conditioning, stairwell, corridor, and elevator problems and/or personal injury and property damage caused thereby.

22. REQUESTS BY LESSEE. Except in emergencies, requests by Lessee shall be attended to only after written request by Lessee to the building management. Lessor's employees are not allowed to perform or do anything outside their regular duties unless pursuant to special orders from Lessor. Lessee may not contract with Lessor's employees for the performance of paid or free services to Lessee. If, at the request of Lessee, Lessor or Lessor's agents furnish services, goods, labor, or material to Lessee which are not required to be furnished by Lessor under this lease, Lessee shall pay for same upon delivery of a written statement therefor to Lessee.

23. BUILDING ACCESS. Anyone who does not reasonably satisfy a building security guard (if any) that he has a right to enter the building may be excluded by the guard. Lessor shall not be liable for damages for any good faith error with regard to admission or exclusion from the building of any person. In case of fire, destruction, invasion, mob, riot, or other commotion, Lessor reserves the right to prevent access to the building by closing the doors or otherwise.

24.  INTENTIONALLY DELETED

25. LEASE PROVISIONS REGARDING LESSEE'S CONDUCT. Lessee shall comply with all the provisions of paragraph 9.2 regarding parking and paragraph 10.1 regarding occupancy, nuisance, and hazards.

26. ELEVATORS. Lessor shall not be liable for damages from stoppage of elevators for repair, service, or improvements. Nor shall Lessor be liable for delays of any duration in connection with elevator repair, service, or improvements.

27. SMOKING. This is a non-smoking building; smoking is not permitted anywhere inside the building.

28. ICE, SLEET, SNOW, OR WATER. Lessor shall have no duty to remove, in whole or in part, ice, sleet, snow, or water from parking lots, walkways, sidewalks, or stairs, regardless whether they are covered, uncovered, inside, or outside of buildings. At Lessor's option, Lessor may remove such ice, sleet, snow, or water at any time, in whole or in part, with or without notice to anyone.

                                                                 Page One of Two
This form is not to be executed at time of lease execution.
             ---

                       EXHIBIT "G": ESTOPPEL CERTIFICATE
                         (see paragraph 30.1 of lease)

The purpose of this certificate is to confirm the current status of matters relating to the lease described below. It is for the benefit of the owner or prospective purchaser or mortgagee of the building in which the Leased Premises are located.

1. The undersigned is the Lessee under a lease between _____________________, as Lessor, and ___________________________________ , as Lessee, dated
_____________________ on Leased Premises locally known as the __________________
building and located at _______________________, in _______________, Texas. A
copy of the fully executed lease and any amendments or modifications thereto are attached. There are no other modifications or amendments to the above described lease. The dates of any amendments or modifications are: (put "none" if inapplicable) _________________________________________.

2. There are no unfulfilled written or verbal promises, representations, or warranties by Lessor.

3.   There are no subleases of the Leased Premises or any portions thereof.

4. The lease (together with any amendments or modifications referred to above) is in good standing and in full force and effect. Lessor is not in default. Lessee agrees to give notice of any Lessor default to any purchaser or lender making written requests to Lessee for same.

5. Except for rents (if any) which may be due under the lease for the current month, there are no rents or other charges which have been prepaid by the undersigned Lessee to Lessor under the lease other than the following:
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________.

6. The amount of security deposit currently posted by Lessee with Lessor is $____________ in the form of ( ) cash or ( ) an irrevocable, unconditional letter of credit issued by _____________________________ in favor of Lessor which is still valid.

7. Lessee acknowledges that the space being leased consists of __________ rentable square feet according to the lease, that the improvements to be constructed by Lessor have been satisfactorily completed, that the lease space has been accepted by Lessee, that Lessee now occupies the lease space, and that the commencement date for the lease term was
_______________________________________.

8. There are no rentals which are due and unpaid. Rentals are fully paid (if required by the lease) through the last day of the month in which this estoppel certificate has been executed.

9. There are no known offsets or credits against rentals except as expressly provided by the terms of the lease. There is no known right of rescission and no known defense to Lessee's future obligations to pay the specified rentals at the times and in accordance with the lease terms. Lessee has not received any concession (rental or otherwise) or similar compensation not expressed in the lease which is presently in effect.

10. Lessee has no options or rights of refusal regarding the Leased Premises or additional rental space other than as set out in the lease.

                                                                 Page Two of Two

11. Lessee has not: (a) made a general assignment for the benefit of creditors; and (b) commenced any case, proceeding or other action seeking reorganization, arrangement, adjustment, liquidation, dissolution, or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization, or relief of debtors; or (c) had any involuntary case, proceeding, or other action commenced against it which seeks to have an order for relief entered against it, as debtor, or seeks reorganization, arrangement, adjustment, liquidation, dissolution, or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization, or relief of debtors; or (d) concealed, removed, or permitted to be concealed or removed, any part of its property, with intent to hinder, delay, or defraud its creditors or any of them, or made or suffered a transfer of any of its property which may be fraudulent under any bankruptcy, fraudulent conveyance, or similar law; or made any transfer of its property to or for the benefit of a creditor at a time when other creditors similarly situated have not been paid; or (e) had a trustee, receiver, custodian or other similar official appointed for or take possession of all or any part of its property or had any court take jurisdiction of any other of its property.

12. Lessee agrees to furnish Lessor with estoppel letters on this form within 10 days (stating the then-current facts) after written request by Lessor or subsequent owners of the building.

13. Lessee acknowledges that, upon 10 days' prior written request of Lessor's mortgagee at any time after foreclosure proceedings or a deed in lieu of foreclosure, Lessee shall attorn to the mortgage or foreclosure purchaser by recognizing such new owner as Lessor under the lease provided that such purchaser shall recognize the rights of tenant under the lease as long as tenant is not in default. The agreement of Lessee to attorn shall survive any foreclosure sale or deed in lieu of foreclosure. Lessee shall, upon 10 days' written notice from Lessor's mortgagee anytime before or after foreclosure sale, execute, acknowledge, and deliver to Lessor's mortgagee all instruments and certificates that in the reasonable judgment of Lessor's mortgagee may be necessary or proper to confirm such attornment.

14. Lessee acknowledges that this estoppel certificate and the statements therein may be conclusively relied upon by Lessor and by any prospective purchaser or lien holder of the Leased Premises.

15. The form of this estoppel certificate may vary, depending on lender or purchaser requirements. It is agreed that this certificate may be modified to conform to reasonable requests by lenders or purchasers.

16. This agreement shall be binding upon and shall inure to the benefit of the Lessor, any present or future mortgagee, any prospective buyer or master Lessee of the property, and their successors and assigns.


Dated this ________________ day of ___________________, 19____.


                              LESSEE____________________________________________

                              By _______________________________________________

                              Printed name of signatory_________________________

                              Title_____________________________________________

                      EXHIBIT "H": OFFICE LEASE GUARANTY
                         (see paragraph 37.1 of lease)

                             INTENTIONALLY DELETED

 EXHIBIT "I": CERTIFICATE OF CORPORATE RESOLUTION AUTHORIZING LEASE OR GUARANTY
                    (see paragraphs 37.1 and 39.1 of lease)

The undersigned, as secretary of the corporation named below, certifies that at a special meeting of the board of directors of the corporation, duly called and held on the _____ day of ________________, 19____, at which a quorum of the directors were present and acting throughout, the following resolutions were unanimously adopted and are still in force and effect:

RESOLVED that the president, the vice president, or the chief financial officer of the corporation shall be authorized to execute a lease for office space on behalf of the corporation and/or to guarantee performance of a lease for office space, described below:

     Date of lease:                            July 8, 1999
                   -------------------------------------------------------------
     Lessor:                                   Plaza 7000, Ltd.
            --------------------------------------------------------------------
     Lessee:                                   drkoop.com, Inc.
            --------------------------------------------------------------------
     Guarantor, if any (not Lessee's name):    N/A
                                          --------------------------------------
     Building name:                            Plaza 7000
                   -------------------------------------------------------------
     Suite No.:                                400
               -----------------------------------------------------------------
     Building address:                         7000 North MoPac
                      ----------------------------------------------------------
     City/County/State/Zip:                    Austin / Travis / Texas / 78731
                           -----------------------------------------------------

RESOLVED FURTHER, that the president or vice president is authorized on behalf of the Corporation to execute and deliver to the Lessor all instruments reasonably necessary for the lease. Lessor is entitled to rely upon the above resolutions until the board of directors of the corporation revokes or alters same in written form, certified by the secretary of the corporation, and delivers same, certified mail, return receipt requested, to the Lessor. The corporation is duly organized and is in good standing under the laws of the State of _________________________________, and there are no proceedings pending to forfeit the corporation's charter or right to do business in Texas. The undersigned further certifies that on the meeting date referred to above, the names and respective titles of the officers of the corporation were as follows:


President
--------- ----------------------------------------------------------------------

Vice President
-------------- -----------------------------------------------------------------

Secretary
--------- ----------------------------------------------------------------------

Treasurer
--------- ----------------------------------------------------------------------

Chief Financial Officer
----------------------- --------------------------------------------------------

WITNESS MY HAND this _________ day of __________________________, 19_______


                              __________________________________________________
                              Typed name of corporation

                              __________________________________________________
                              Signature of secretary of corporation

                              __________________________________________________
                              Printed name of secretary



STATE OF TEXAS (S)

                  (S)

COUNTY OF TRAVIS  (S)


     This instrument was acknowledged before me on ____________________________ by ________________________________________________ on behalf of the above corporation and in the above stated capacity.

                          ______________________________________________________
                          Notary Public for the State of Texas
                          Printed name of notary _______________________________
                          My commission expires _______________________________

                       EXHIBIT "J": Special Conditions
               (see special conditions paragraph 37.1 of lease)


Anything in the Lease (or its Exhibits, Schedules and Addenda) to the contrary notwithstanding, the following special conditions shall apply to this lease and shall prevail on any other provisions to the contrary.


1. FINANCIAL STATEMENTS/CONSUMER CREDIT REPORT. From time to time after execution of this Lease, Lessee shall, upon written request from Lessor, furnish to Lessor a copy of Lessee's most current financial statements in the possession of Lessee (such financial statements may be in the form of Lessee's most current United States Securities and Exchange Commission Form 10-Q Quarterly Report and Form 10-K Annual Report so long as Lessee's stock is listed stock). If at any time in the future Lessee is no longer a publicly traded company, such financial statements shall be signed and dated by Lessee or Lessee's agent and be current within twelve (12) months.


2. TERMINATION RIGHT. If Lessee desires expansion space anytime after the fifth year of the lease term and requests the space by giving Lessor six
     (6) months prior written notice (the "Expansion Space Notice") and Lessor cannot deliver the requested expansion space on or before the end of the six (6) month notice period, Lessee may terminate this lease with a ninety day written notice to Lessor and payment of unamortized leasing commissions and tenant finish out costs (using a 10% interest, principal balance only due at that time). Lessor shall give Lessee written notice on or before six
     (6) months after actual receipt of the Expansion Space Notice notifying Lessee whether Lessor can or cannot deliver the expansion space requested in the Expansion Space Notice, along with a certified lease expiration and option schedule to confirm such space will or will not be available. Anything in this Section 2 to the contrary notwithstanding, in the event Lessor does not give Lessee written notice on or before six (6) months after actual receipt of the Expansion Space Notice notifying Lessee that Lessor can or cannot deliver the expansion space requested in the Expansion Space Notice, along with a certified lease expiration and option schedule to confirm such space will or will not be available, Lessee may terminate this Lease upon written notice to Lessor. In the event Lessor gives Lessee proper and timely written notice that space will not be available, Lessee shall, as a condition to the exercise of Lessee's right of termination set forth in this Section 2, show Lessor a fully executed valid lease agreement signed by Lessee and proposed Lessor, for an amount of space approximately equivalent to Lessee's then current square footage plus requested expansion space.


3. SIGNAGE. Lessor shall grant Lessee prominent exterior building signage on the fourth floor of the building which conforms to the two (2) page drawings and specifications attached hereto as Exhibit "J-1". As to the
                                                    -------------
     attachment to the signage to the exterior of the building, the two page drawings and specifications attached as Exhibit "J-1" provide for the
                                             -------------
     signage to be hung without drilling into the granite facia. Nevertheless, Lessor agrees that Lessee may mount Lessee's building signage to the building by drilling into the granite fascia if (i) such decision is made within ninety (90) days after the date of execution of this Lease (ii) Lessor approves the specific method of attachment, such approval not to be unreasonably withheld, and (iii) Lessee pays Lessor an amount sufficient to purchase and replace all granite panels which are drilled in connection with such exterior signage mounting. Lessee agrees to pay the cost of purchasing the granite to Lessor within thirty (30) days from Lessee giving notice to Lessor of intent to drill the granite.


4. ARCHITECTURAL FEES. Lessee shall use its own architect and (at its option) its own engineer. Lessor agrees to pay Lessee's architect to perform a test fit up to an amount not to exceed $2,850.00, which amount shall not be deducted from the Interior Improvement Allowance.


5.   MUST TAKE EXPANSION SPACE.  The space described on Exhibit "J-2" attached
                                                        -------------
     to this Exhibit "J" is herein defined as the "Must-Take Expansion Space".
             -----------                           -------------------------
     The Must-Take Expansion Space is hereby stipulated to consist of 40,629 square feet of net rentable area, in the aggregate. All of the Must-Take Expansion Space may be built out for Lessee at one time, along with the original portion of the Leased Premises, in accordance with the provisions of Exhibit "E" attached to this lease. Lessee may begin to occupy and make
        -----------
     use of the Must-Take Expansion Space incrementally after the Commencement Date for any purpose permitted under the Lease in its sole discretion; provided, however, that (i) one-third (1/3) of the Must-Take Expansion Space (13,543 r.s.f.) will be incorporated into the Leased Premises, and Lessee shall be required to commence the payment of rent on such portion thereof beginning on the fifth (5th) month after the Commencement Date (as such term is defined in Section 1 of the Lease) (ii)
                                                   ---------
     the second one-third (1/3) of the Must-Take Expansion Space (13,543 r.s.f.) will be incorporated into the Leased Premises, and Lessee shall be required to commence the payment of rent on such portion thereof beginning on the eighth (8th) month after the Commencement Date, and (iii) the final one-third (1/3) of the Must-Take Expansion Space (13,543 r.s.f.) will be incorporated into the Leased Premises, and Lessee shall be required to commence the payment of rent on such portion thereof beginning on the eleventh (11th) month after the Commencement Date. Anything in this Exhibit
                                                                         -------
     "J" or in the Lease to the contrary notwithstanding, Lessee shall not be
     ---
     required to pay base rent, additional "pass through" rent, or any other rent payable under the Lease on the Must Take Expansion Space until the dates and in the increments set forth in the immediately preceding sentence, notwithstanding that Lessee has begun to occupy part or all of the Must-Take Expansion Space prior to the applicable rent commencement dates. Subject to the abatement of rent as provided above, upon the Lessee's use on any portion of the Must-Take Expansion Space for any purpose whatsoever, including, without limitation, storage, such portion of the Must-Take Expansion Space shall become and be incorporated into the Leased Premises, and the term "Leased Premises", as used in this Lease, shall thereafter include the portion of the Must-Take Expansion Space so used by Lessee.

     On the applicable rent commencement date for each increment of the Must-Take Expansion Space:

     (a) the Leased Premises shall be deemed to include such incremental portion of the Must-Take Expansion Space;

     (b) the Base Rent will automatically be increased by the amount per square foot amount set forth in Basic Lease Provisions #7 multiplied by the
                                   -------------------------
          rentable square footage contained in such incremental portion of the Must-Take Expansion Space; and

     (c)  Lessee's Prorata Share, as defined in Basic Lease Provisions #4, will
                                                -------------------------
          automatically be recalculated to equal the product of dividing the total square footage of the building (153,694) into the total rentable area of the Leased Premises (including all incremental portions of the Must-Take Expansion Space theretofore incorporated into the Leased Premises.

     The Must-Take Expansion Space shall be leased for a term which is coterminous with the Term of the original Leased Premises. The Rent shall escalate on the entirety of the Leased Premises (including the entirety of the Must-Take Expansion Space) on each anniversary of the original Commencement Date as provided Basic Lease Provisions #7 at the per square foot rental rate
            -------------------------
provided for in Basic Lease Provisions #7.
                -------------------------

     Upon the inclusion of all or any portion of the Must-Take Expansion Space into Leased Premises, Lessor and Lessee shall execute, at the request of either, an instrument delineating and describing such portion of the Must-Take Expansion Space and confirming the inclusion thereof into the Leased Premises under the Lease.

     The Must-Take Expansion Space shall not be severable from the Lease.

6. PREMISES. Approximately 40,629 rentable square feet located on the fourth floor(s) of the building. This is based upon an add-on factor not to exceed 5.88% (subject to verification by Lessee's architect as provided in Section 1.3 of the Lease). All measurements of usable and rentable square footage, must be computed in accordance with the American National Standard method of measuring floor are in office buildings of the Building Owners and Managers Association International (ANSI Z65.1-1996).

7.   ESCALATION.   Lessee will not be required to pay as additional "pass-
     through rent" Operating Expenses in 1999 in excess of $8.50 per rentable square foot of space in the Leased Premises, (subject to the rent abatement provisions of paragraph 7, above, regarding the Must Take Expansion Space), and in no event will Lessee be obligated to pay additional "pass-through" rent in excess of such amount during calendar year 1999.

     Thereafter, controllable operating expenses (this is all those operating expenses excepting taxes, insurance and utilities) shall be capped at 107% of the previous year's controllable operating expenses.

8. ACCESS/HVAC. Lessor shall allow Lessee to have twenty-four (24) hour per day access to Lessee's office space and overtime HVAC. The building hours are Monday through Friday, 7:00 a.m. to 7:00 p.m. and Saturday from 8:00 a.m. to 1:00 p.m. At the sole cost and expense of Lessor, Lessor shall provide to Lessee the ability to access overtime HVAC by card key device without the assistance of Lessor or any other party. Afterhour HVAC charges shall be no more than $15.00 per hour per half floor (subject to adjustment for any increases in electrical charges by utility provider, but only to the extent of such increase as reasonably demonstrated by Landlord).

9. PARKING. Lessee's parking ratio is one (1) parking space per every 250 square feet of rentable area within the Leased Premises. Lessor shall allow Lessee to have reserved parking (within the above ratio) at a ratio of one (1) reserved parking space per every 2000 square feet of space within the Leased Premises at preferential locations in the garage at rates that are being charged other tenants in the project, but not to exceed $100.00 per space on the first level, $75.00 per space on the second level and/or $50.00 per space for levels three or higher during the initial term of this Lease. If Lessee does not lease all of Lessee's allotment of reserved parking spaces within (30) days after the Commencement Date (or, as to any allocation of reserved parking spaces attributable to any expansion space, within thirty (30) days after the date of occupancy of such expansion or additional space), Lessor shall be free to lease such unsubscribed reserved parking spaces to other tenants in the Building on month to month leases so that they can be recaptured by Lessee upon 45 days advance written notice.

10. SECURITY DEPOSIT. Lessor shall allow Lessee a period of two (2) weeks after full execution of this Lease to deliver the letter of credit referred to in Section 3.3 of the Lease. So long as Lessee is not then in default, the security deposit shall be reduced to $89,700.00 when Lessee achieves a net profit (after tax) for any fiscal year.

11. ADDITIONAL LESSEE TERMINATION RIGHTS. Lessee may terminate this Lease upon written notice to Lessor in the event Lessor does not obtain a Certificate of Occupancy from the City of Austin for the building on or before October 1, 1999. Notwithstanding the foregoing, Lessee shall not be entitled to terminate this lease pursuant to this paragraph after Lessee takes possession of Lessee's office space. In addition, Lessee agrees to confirm the expiration of this provision in an estoppel certificate at any time after Lessee's move in.

12. RENTAL ABATEMENT. Anything in this Exhibit "J" or in the Lease to the contrary notwithstanding, (i) all base rent, additional "pass through" rent, and any other rent payable under the Lease for the Leased Premises shall be abated for one (1) month from the Commencement Date, (ii) Lessee shall receive a credit of $10,460.00 against the second month's base rent, and (iii) all base rent, additional "pass through" rent and any other rent payable under the Lease for each incremental portion of the Must-Take Expansion Space shall be abated for the periods set forth in paragraph 5 of this Exhibit "J", above.
          -----------

                                 EXHIBIT "J-1"
                                 -------------

        APPROVED PLANS AND SPECIFICATIONS OF EXTERIOR BUILDING SIGNAGE
        --------------------------------------------------------------


                      TWO PAGE EXHIBIT FOLLOWS THIS PAGE

                                 EXHIBIT "J-2"
                                 -------------

                SCHEMATIC DRAWING OF MUST-TAKE EXPANSION SPACE
                ----------------------------------------------

                      EXHIBIT "K":  HAZARDOUS SUBSTANCES


     1.   Lessee's Obligations.  Lessee shall not cause or permit any Hazardous
          --------------------
Substance to be used, stored, generated, or disposed of on or in the Building or the Leased Premises by Lessee, Lessee's agents, employees, contractors, subcontractors, licensees, guests, subtenants or invitees. If Hazardous Substances are used, stored, generated or disposed of by Lessee on or in the Building or the Leased Premises, or if the Building or the Leased Premises becomes contaminated in any manner by Lessee or any of Lessee's agents, employees, contractors, subcontractors, licensees, guests, subtenants or invitees, Lessee shall indemnify, defend and hold Lessor harmless from any and all claims, damages, fines, judgments, penalties, costs, liabilities, or losses (including, without limitation, a decrease in value of the Building, damages caused by loss or restriction of rentable or usable space, or any damages caused by adverse impact on marketing of the space, and any and all sums paid for settlement of claims, attorneys' fees, consultant and expert fees) arising during or after the Term hereof and arising as a result of that contamination. This indemnification includes, without limitation, any and all costs incurred because of any investigation of the site or any cleanup, removal, or restoration mandated by a federal, state, or local agency or political subdivision.

Without limitation of the foregoing, if Lessee or any of Lessee's agents, employees, contractors, subcontractors, licensees, guests, subtenants or invitees causes or permits the presence of any Hazardous Substance in the Building or the Leased Premises which results in contamination, Lessee shall promptly, at its sole expense, take any and all necessary actions to return the Building and the Leased Premises to the condition existing prior to the presence of any such Hazardous Substance in the Building or the Leased Premises. Lessee shall first obtain Lessor's approval for any such remedial action.

     2.   Lessor's Representations and Obligations.  Lessor hereby represents
          ----------------------------------------
and warrants to Lessee that, to the best of Lessor's current actual knowledge, and based solely upon that certain Phase I Environmental Site Assessment prepared by Law Engineering and Environmental Services, dated March 5, 1997, there are no Hazardous Substances present or stored on, in or about the Building or the Leased Premises and there is no Hazardous Substance contamination on the Building, the Leased Premises or any portion thereof. Lessor shall not cause or permit any Hazardous Substance to be used, stored, generated, or disposed of on or in the Building or the Leased Premises by Lessor or Lessor's agents, employees, guests, invitees, contractors, or subcontractors. If Hazardous Substances are used, stored, generated or disposed of by Lessor or Lessor's agents, employees, guests, invitees, contractors, or subcontractors on or in the Building or the Leased Premises, or if the Building or the Leased Premises becomes contaminated with Hazardous Substances in any way by Lessor or Lessor's agents, employees, guests, invitees, contractors, or subcontractors, Lessor shall indemnify, defend and hold Lessee harmless from any and all third party claims, damages, fines, judgments, penalties, costs, liabilities, or losses (including, without limitation, and any and all sums paid for settlement of claims, attorneys' fees, consultant and expert fees) arising during or after the Term hereof and arising as a result of Hazardous Substance contamination caused by the use, storage, generation, or disposal of Hazardous Substances on or in the Building or the Leased Premises by Lessor or Lessor's agents, employees, guests, invitees, contractors, or subcontractors.

This indemnification includes, without limitation, any and all costs incurred because of any investigation of the site or any cleanup, removal, or restoration mandated by a federal, state, or local agency or political subdivision.

     3.   Definition of "Hazardous Substance".  As used herein, "Hazardous
          -----------------------------------
Substance" means any substance that is toxic, ignitable, reactive, or corrosive and that is regulated by any local government, the state of Texas, or the United States Government. "Hazardous Substance" include any and all material or substances that are defined as "hazardous waste," "extremely hazardous waste," or a "hazardous substance" pursuant to state, federal, or local government law. "Hazardous Substance" includes but is not restricted to asbestos, polychlorobiphenyls ("PCBs"), and petroleum.
                      ----

         EXHIBIT "L":  ACKNOWLEDGMENT OF RECEIPT OF AGENCY DISCLOSURE

        Approved by the Texas Real Estate Commission for Voluntary Use

      Texas law requires all real estate licensees to give the following information about brokerage services to prospective buyers, tenants, sellers and landlords.

________________________________________________________________________________

                     Information About Brokerage Services

________________________________________________________________________________

Before working with a real estate broker, you should know that the duties of a broker depend on whom the broker represents. If you are as prospective seller or landlord (owner) or a prospective buyer or tenant (buyer), you should know that the broker who lists the property for sale or lease is the owner's agent. A broker who acts as a subagent represents the owner in cooperation with the listing broker. A broker who acts as a buyer's agent represents the buyer. A broker may act as an intermediary between the parties if the parties consent in writing. A broker can assist you in locating a property, preparing a contract or lease, or obtaining financing without representing you. A broker is obligated by law to treat you honestly.


IF THE BROKER REPRESENTS THE OWNER:

The broker becomes the owner's agent by entering into an agreement with the owner, usually through a written listing agreement, or by agreeing to act as a subagent by accepting an offer of subagency from the listing broker. A subagent may work in a different real estate office. A listing broker or subagent can assist the buyer but does not represent the buyer and must place the interests of the owner first. The buyer should not tell the owner's agent anything the buyer would not want the owner to know because an owner's agent must disclose to the owner any material information known to the agent.


IF THE BROKER REPRESENTS THE BUYER:

The broker becomes the buyer's agent by entering into an agreement to represent the buyer, usually through a written buyer representation agreement. A buyer's agent can assist the owner but does not represent the owner and must place the interests of the buyer first. The owner should not tell a buyer's agent anything the owner would not want the buyer to know because a buyer's agent must disclose to the buyer any material information known to the agent.


IF THE BROKER ACTS AS AN INTERMEDIARY:

A broker may act as an intermediary between the parties if the broker complies with The Texas Real Estate License Act. The broker must obtain the written consent of each party to the transaction to act as an intermediary. The written consent must state who will pay the broker and, in conspicuous bold or underlined print, set forth the broker's obligations as an intermediary. The broker is required to treat each party honestly and fairly and to comply with The Texas Real Estate License Act. A broker who acts as an intermediary in a transaction:

     (1)  shall treat all parties honestly;

     (2) may not disclose that the owner will accept a price less than the asking price unless authorized in writing to do so by the owner;

     (3) may not disclose that the buyer will pay a price greater than the price submitted in a written offer unless authorized in writing to do so by the buyer; and

     (4) may not disclose any confidential information or any information that a party specifically instructs the broker in writing not to disclose unless authorized in writing to disclose the information or required to do so by The Texas Real Estate License Act or a court order or if the information materially relates to the condition of the property.

With the parties' consent, a broker acting as an intermediary between the parties may appoint a person who is licensed under The Texas Real Estate License Act and associated with the broker to communicate with and carry out instruction so one party and another person who is licensed under that Act and associated with the broker to communicate with an carry out instruction of the other party.


If you choose to have a broker represent you,

you should enter into a written agreement with the broker that clearly establishes the broker's obligations and your obligations. The agreement should state how and by whom the broker will be paid. You have the right to choose the type of representation, if any, you wish to receive. Your payment of a fee to a broker does not necessarily establish that the broker represents you. If you have any questions regarding the duties and responsibilities of the broker, you should resolve those questions before proceeding.

________________________________________________________________________________

Real estate licensee asks that you acknowledge receipt of this information about brokerage services for the licensee's records.


________________________________________________________________________________
Lessee Signature                                                         Date
________________________________________________________________________________

                          EXHIBIT "M": RENEWAL OPTION

RIGHT OF RENEWAL.  At the end of the original lease term, Lessee will have the
----------------
option to renew the Lease for a period of sixty (60) months provided that Lessee delivers to Lessor written notice of Lessee's exercise of such right at least 120 days prior to the end of the original lease term. But Lessee shall not have such right of renewal if Lessee is in default beyond any applicable cure period allowed by the lease - either at the time of such notice of renewal or at the end of the lease term. When Lessee exercises its option 120 days or more prior to end of the original term, Lessee will definitely be committed to lease the space for the first renewal term, with rent being determined as set forth below. The terms of the lease during such renewal term shall continue unchanged except as follows: Base rent shall be at ninety-five percent (95%) of fair market rental rate as determined in accordance with the following paragraph for such renewal term, with no tenant finish.

In the event Lessee exercises its right of renewal hereunder, Lessor and Lessee shall attempt in good faith to agree upon the fair market rental for the Premises during the renewal term within ten (10) days of the date of Lessee's exercise of the renewal option. If Lessee and Lessor are unable to so agree upon the fair market rental for the renewal term within such ten (10) day period, then Lessor or Lessee, by written notice given to the other (the "Valuation Notice") may commence the valuation process specified below. Notwithstanding the foregoing, Lessor and Lessee may at any time reach a good faith agreement with respect to any matter which is the subject of the valuation process specified below, including, but not limited to, the fair market rental for the Premises during the renewal term.

Within three (3) business days following the delivery of a Valuation Notice, Lessee and Lessor shall each select an appraiser or real estate broker experienced in the valuation of commercial lease interests and other real property interests in the Austin, Texas area and unaffiliated with either Lessor or Lessee, and the appraisers or real estate brokers selected by Lessor and Lessee shall together select a third appraiser or real estate broker (such appraisers or brokers being collectively referred to as the "Valuing Appraisers"). Each Valuing Appraiser shall determine the fair market rental of the Premises for each year of the renewal term as of the first day of the proposed renewal term (the "Valuation Date"). Fair market rental shall mean the amount, determined as of the Valuation Date, which the Lessor could lease the Premises for the length of the renewal term for general office purposes in an arms' length transaction with a sophisticated unaffiliated third party without time constraints. Without limiting the Valuing Appraisers' consideration of any particular relevant facts in making their determination, Lessee and Lessor agree that the Valuing Appraisers shall take into consideration all information that Lessee and Lessor deem relevant in connection with the determinations of fair market rental. Lessee and Lessor shall deliver to each other and the Valuing Appraisers within ten (10) days of the appointment of the Valuing Appraisers, any and all information reasonably requested by the Valuing Appraisers with respect to the determination of fair market rental for the Premises.

The Valuing Appraisers shall make their determinations of the fair market rental of the Premises for each year of the renewal term as of the Valuation Date no later than thirty (30) days after the delivery of the Valuation Notice. If the determinations of the fair market rental for any year in the renewal term by the two Valuing Appraisers selected by Lessee and Lessor are identical, the fair market rental for the Premises for such years in the renewal term shall be an amount equal to such identical determinations. If the determinations of the fair market rental for the Premises during any year of the renewal term by the two Valuing Appraisers selected by Lessee and Lessor differ and the higher of such two determinations (expressed as the aggregate amount of base rental for the year) does not exceed the lower by an amount greater than ten percent (10%) of the lower of such two determinations, then the "fair market rental" of the Premises for such years during the renewal term shall be an amount equal to the average of such two determinations for the subject year. If the determinations of the fair market rental of the Premises for any year during the renewal term from the Valuing Appraisers selected by Lessor and Lessee differ and the higher of the two determinations(expressed as the aggregate amount of base rental for the year) exceeds the lower by more than ten percent (10%) of the lower of such two determinations, then the "fair market rental" of the Premises for such years in the renewal term shall be an amount equal to the average of the two fair market rental determinations of the three Valuing Appraisers closest to each other, or, if the highest and the lowest of such three determinations are equal distance from the middle of such three determinations, the middle fair market rental determination.

All fees and costs of the Valuing Appraisers and any other expenses associated with the determination of fair market rental in accordance with this Exhibit shall be paid fifty percent (50%) by Lessor and fifty percent (50%) by Lessee.

                       EXHIBIT "N": RIGHT OF FIRST OFFER
                       ---------------------------------

Provided that Lessee is not then in default under the Lease, Lessee shall have a continuous right from time to time to lease additional office space within the building according to the terms and conditions set forth below.


1.  RIGHT OF FIRST OFFER.  Lessor shall not renew or extend the lease term
    --------------------
(including entering into a new lease following the expiration of a primary or renewal term) nor permit the exercise of a renewal or extension term by any building tenant leasing on the first floor of the building without first offering to lease any such space to Lessee; provided, however, that any building tenant leasing more than 7,500 rentable square feet on the first floor of the building may exercise any renewal option granted in such tenant's lease agreement with Lessor and the space to be leased under any such renewal option shall not be subject to Lessee's right of first offer. The space on the first floor or the building described in the preceding sentence that is subject to Lessee's right of first offer is referred to hereinafter as the "Offer Space".
                                                                 -----------
Lessor shall notify Lessee in writing not less than 180 days prior to the expiration of any primary, renewal or extension term of any tenant leasing any portion or all of the Offer Space. Lessee shall have ten (10) business days from receipt of such notice from Lessor to give Lessor notice of its decision to lease the portion of the Offer Space so offered. If Lessee does not elect to lease such space within such time period, Lessor shall be free to enter into a renewal or extension term on such portion of the Offer Space with such tenant or to enter into a new Lease of such space with any other tenant. The rental rate for such additional space shall be at the prevailing market rate (determined with respect to the building and similar office complexes in the Austin, Texas area), which market rate shall be determined substantially in accordance with the provisions set forth on Exhibit "M" attached hereto for the determination of
                            -----------
market rent. The lease term for such additional space shall commence on the sooner of the date such space is available for lease or the date the premises are ready for occupancy by Lessee, and such term shall continue for the then unexpired current term of this Lease, whether it be the original lease term or a renewal term, provided, however, if less than three (3) years remain in the primary term of the Lease at the time Lessee exercises a right to lease Offer Space, the primary term of the Lease shall be extended for an additional three
(3) years. The lease term and conditions for such additional space shall be the same as set forth in this Lease except for commencement date and rental rates. Lessee's rights under this Section 1 shall be continuous and shall apply as to each availability of any portion or all of the Offer Space, notwithstanding any prior election not to exercise its rights hereunder to lease part or all of Offer Space.

To facilitate and effect this Section 1, Lessor agrees that each lease agreement with any tenant of the building (other than Lessee and Ivy, Crews & Elliott, P.C.) leasing 7,500 or less rentable square feet on the first floor of the building shall include a subordination provision subordinating the rights of the tenants and Lessor to the Lessee's rights set forth herein.

Anything in this Lease to the contrary notwithstanding, the provisions of
Section 1 shall not become effective and Lessee may not exercise its rights of first offer under this Section 1 unless and until Lessee achieves the profit level required in Section 10 of Exhibit "J" to the Lease that is necessary to
                                -----------
reduce Lessee's security deposit under the Lease.

This Right of First Offer is not applicable to the initial lease up of the building.

2.  AMENDMENT TO LEASE.  If Lessee elects to lease space in accordance with
    ------------------
Sections 1 above, Lessor shall submit a lease amendment to Lessee within  five
(5) business days after receiving Lessee's notice of such election. Lessee shall have five (5) business days after receipt of the amendment to execute and return same to Lessor. If the amendment accurately reflects the provisions of this Exhibit and is not executed by Lessee and returned to Lessor within such time period, the right of first offer granted herein with respect (and only with respect) to the particular space then being offered shall terminate automatically and without further notice. The amendment shall only amend the particular lease paragraphs or provisions which are affected.

                      EXHIBIT "O": Satellite Dish/Antenna
                      -----------------------------------

Lessor agrees to allow Lessee to install and operate during the term of the lease a single (one) communications antenna or satellite dish and appurtenant equipment on the roof of the parking garage adjacent to the Building. Such antenna must conform to the specifications and drawings, and be in the location designated by Lessor, on Exhibit "O-1" attached to this Exhibit "O". Such
                         -------------                  -----------
antenna may not be placed on any other portion of the roof of the parking garage, including, without limitation, any portion thereof that is exclusively for the use of any third party or other tenant of the Building. Such antenna shall be further subject to all applicable laws, regulations and ordinances, the rights of other tenants of the Building to install such equipment, and the obligation of Lessor to maintain the general appearance of the project, including the roof-top of the parking garage. Lessee shall ensure that such antenna does not interfere with any communications equipment or other equipment of Lessor, other tenants in the Building or of other antenna licensees. In the event of any such interference, Lessee shall take all steps necessary to cause such interference to cease, including, if necessary, removal of such antenna. Lessee shall pay as additional rent for such antenna or satellite dish the sum of Two Hundred Fifty and No/100 Dollars ($250.00) per month, and the cost of the installation of any such antenna or satellite dish shall be borne solely by Lessee. Lessee shall indemnify Lessor for any liens, damage, loss, cost, expense and liability incurred as a result of such antenna and the operation thereof and all costs or expenses incurred by Lessor in connection with the installation or use of such communications antenna or satellite dish. Lessee agrees that Lessee's antenna will be directed to the southwest and will be pointed upward approximately 20 degrees from the horizon. Lessor covenants that it will not obstruct the site-line of Lessee's satellite dish with other antennas or improvements on the parking garage roof and shall not permit the obstruction by other tenants of the building or antenna licensees upon the parking garage roof of the site-line of Lessee's satellite dish.

                            BASIC LEASE INFORMATION

The following Basic Information is incorporated into and made a part of this lease. Each reference in this lease to any of the Basic Lease Information shall mean the respective information set forth below and shall be construed to incorporate all of the terms provided under the particular lease paragraph(s) pertaining to such information. In the event of a conflict between any Basic Lease Information and the lease, the lease shall control.

IDENTIFICATION DATE OF LEASE: 07/08/99     [X] New   [_] Renewal [_] Expansion
                                           [_] Other

1.   Name of Building: Plaza 7000           Address: 7000 North Mopac / Austin,
                      ------------------            ---------------------------
                                                     Texas 78731
                                                    ------------

2.   Owner/Lessor:     Plaza 7000, Ltd.     Address: 7200 North Mopac #420 /
                  ----------------------            ---------------------------
                                                     Austin, Texas  78731
                                                    ---------------------
3.   Suite Number:     400
                  ----------------------

4.   Usable SF:   38,373        Add-On Factor:    5.88%     Rentable SF: 40,629
               -------------                   ---------                -------

     Total Bldg. SF: 153,694    Pro Rata Share:  26.43%
                    --------                    --------

5.   Lessee Name:  drkoop.com, Inc.
                 ---------------------------------------------------------------

     a)   Lessee is, [X] a corporation, (check one).

     b)   Lessee Address for Notice:____________________________________________

     c)   Lessee Contact Person:____________ Phone: _____________ Fax:__________

     d)   Lessee Taxpayer ID#:______________ SS#:________________ DL#/State:____

6.   Lease Term: eighty-five (85) full calendar months
                ------------
     Commencement Date:                     09/01/99  Expiration Date: 09/30/06
                                            --------                   --------
     Rent and Pass Thru Commencement Date:  09/01/99  Expiration Date: 09/30/06
                                            --------                   --------

7.   Base Rent:            Term                Monthly Rent          Term Rent      Annual Rent psf of NRA
                           ----                ------------          ---------      ----------------------
                Month 1                         $     0.00         $      0.00              $ 0.00
                Months 2 through 13             $60,943.50         $731,322.00              $18.00
                Months 14 through 25            $62,636.38         $751,636.56              $18.50
                Months 26 through 37            $64,329.25         $771,951.00              $19.00
                Months 38 through 49            $66,022.13         $792,265.56              $19.50
                Months 50 through 61            $67,715.00         $812,580.00              $20.00
                Months 62 through 73            $69,407.88         $832,894.56              $20.50
                Months 74 through 85            $71,100.75         $853,209.00              $21.00

                Late Charge:  3% of monthly base rent.     Date assessed: Five (5) days after due date.
                             --------------------------                   ----------------------------

8.   Expense Stop: $0.00 (NNN) per square foot per year
                  ------------

     a)   Estimated Operating Expenses Per Budget $ 8.50 / sq.ft./year
                                                  --------------------
     b)   Less Expense Stop                       $ 0.00 / sq.ft./year
                                                  --------------------
     c)   Estimated Initial Pass-Thru             $ 8.50 / sq.ft./year
                                                  --------------------
     d)   Estimated Monthly Pass-Thru (actual)    $28,778.88/mo
                                                  --------------------
          (Subject to annual adjustment for actual expenses)

9.   Parking:  Number of Reserved Spaces:    1:2000              Rate Per Space: See Special Conditions
                                         ---------------------                   ----------------------
               Number of Unreserved Spaces:  1:250               Rate Per Space  $ 0.00     / month
                                           -------------------                   ----------------------
               Customer parking changes (  ) are or ( X ) are not allowed.

10.  Security Deposit: c) Irrevocable Letter of Credit: $250,000.00
                                                        -----------

     Rec'd: _________  Yes _________ No

11.  Tenant Finish Out Provisions:

     a)   ____________ As Is
     b)   $20.00       /sq. ft. of net rentable area allowance
          ------------
     c)  $812,580.00 (plus allowance for must take space) total allowance
         ------------------------------------------------
         (actual amount)
     d)  Amount of overage owed by Tenant $__________ Payment Schedule:_________
     e)  Notes:_________________________________________________________________

12.  Special Conditions (Exhibit J)
     a)  Current Financials received: _____ Yes ____ No
     b)  Consumer Report received:    _____ Yes ____ No
     c)  OT HVAC charge:                X   Yes ____ No; $15.00 per hour per
                                      -----              ------
         half floor
     d)  Notes:_________________________________________________________________

13.  Guaranty Information
     This lease [_]is or [X]is not (check one) guaranteed by others. The name and title of each guarantor is shown below and on the signature page(s) at the end of this lease.

14.  Lessee Signature Requirements
     Lessee is [X]a corporation, (check one).

     Such partnership, joint venture, unincorporated association, or corporation is organized or chartered under the laws of the State of Delaware.
                                                              --------
     Lessee's name stated at the beginning of this lease [_]is or [X]is not (check one) an assumed name. If so, has an assumed name certificate name been received? [_]Yes or [_]No

15.  Broker Information:
     a)  Listing Broker Company and Agent:             The Kucera Company / Steve McMillon and Jeff Henley
                                                       ---------------------------------------------------
     b)  Leasing Co-Broker Company and Agent:          Insignia/ESG / Bart Matheney
                                                       ---------------------------------------------------
     c)  Tenant Rep letter attached:                   _______ Yes    X    No
                                                                    -----
     d)  Written agreement for renewal commission:     _______ Yes    X    No _______ %
                                                                    -----

16.  This Basic Lease Information Form is a part of the above described lease.

17.  Signatures:

     LESSOR                                  LESSEE

     PLAZA 7000, LTD.                        drkoop.com, Inc.
     --------------------------------        -----------------------------------
     Printed name of company or firm         Printed name of company or firm

     RON POLASEK                             Susan M. Georgen-Saad
     --------------------------------        -----------------------------------
     Printed name of person signing          Printed name of person signing

     _______________________________         ___________________________________
     Authorized Person's Signature           Authorized Person's Signature

     VICE PRESIDENT, 7000 MANAGEMENT, L.L.C.
     AUTHORIZED MANAGING AGENT FOR
     PLAZA 7000, LTD.                        Chief Financial Officer
     --------------------------------        -----------------------------------
     Title of person signing                 Title of person signing

     ________________________________        ___________________________________
     Date signed  (must be filled in)        Date signed (must be filled in)

                                  Page 2 of 2